UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6563

CALVERT WORLD VALUES FUND, INC.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2010

Item 1.  Report to Stockholders.

Calvert World Values International Equity

Fund

Annual Report

September 30, 2010

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TABLE
OF CONTENTS

4      President’s Letter

7      SRI Update

9      Portfolio Management Discussion

14     Shareholder Expense Example

16     Report of Independent Registered Public Accounting Firm

17     Statement of Net Assets

28     Statement of Operations

29     Statements of Changes in Net Assets

31     Notes to Financial Statements

39     Financial Highlights

44     Explanation of Financial Tables

46     Proxy Voting and Availability of Quarterly Portfolio Holdings

48     Director and Officer Information Table

Dear Shareholder:

Over the 12-month reporting period, the U.S. financial markets and economy continued to recover, in fits and starts, from the “Great Recession.” As economic data vacillated between good and bad news on employment, housing trends, business strength, and consumer confidence, market volatility and investor sentiment also see-sawed.

During the winter, investors became less risk averse, pouring money into higher-yielding areas of the bond market as well as stocks, which reached 18-month highs in March. Later in the spring, however, investor sentiment took an abrupt turn as confidence in the global economic recovery waned and fears of a double-dip recession grew. Following a dismal August for the stock market, September saw a surge in stock prices lifted by strong corporate earnings reports and renewed investor interest in bargain-priced stocks. In the bond market, Treasury yields moved lower over the 12-month reporting period and corporate bonds generally performed well.

Economic Recovery Slow But on Track

Looking ahead, the pace of economic recovery has clearly slowed, causing Federal Reserve (Fed) Chairman Ben Bernanke to say that the Fed stands ready to use all of the tools at its disposal to reinvigorate the U.S. economy.  In our view, while the country faces sobering challenges related to the unemployment rate, high levels of government debt, and the stumbling housing market, we also see encouraging signs of economic recovery. Overall, companies have strong balance sheets and cash positions, have reported stronger-than-expected corporate earnings, and are investing in their businesses. Consumers are generally “deleveraging” by saving more and paying down their debt.  Financial reform is under way in the U.S. that may help reassure investors and stabilize the markets. Globally, central banks around the world are continuing to pursue extremely accommodative monetary policies to encourage economic recovery.

In this transitional environment, we believe that both the equity and fixed-income markets are likely to continue to be somewhat volatile. In our view, investment strategies that include sustainability criteria may be better positioned to weather these uncertainties and provide long-term value.

Markets Challenged, But Gain Ground

Despite the volatility over the course of the 12-month reporting period, domestic and international stocks had moved solidly ahead by the end of the period. U.S. stock indexes reported 12-month gains across all styles, strategies, and capitalization ranges. The large-cap Russell 1000 Index and the Standard & Poor’s 500 Index returned 10.75% and 10.16%, respectively. Mid-cap stocks were the top-performing category, with the Russell Midcap Index up 17.54%, while the small-cap Russell 2000 Index rose 13.35%. In terms of style, growth stocks moderately outpaced value stocks. On the international front, the MSCI EAFE Investable Market Index (IMI), a benchmark for international stocks, edged up 4.23%, and the MSCI Emerging Markets IMI was up 21.97%.

In the fixed-income markets, the Barclays Capital U.S. Credit Index, a market barometer for investment-grade bonds, was up 11.67%. In line with the Fed’s federal funds rate target of  0% to 0.25%, money market returns remained very low.

The Gulf of Mexico Oil Spill and the Extractives Industry

In the wake of the April 20 oil spill in the Gulf of Mexico, Americans have continued to grapple with the devastation caused by the spill and its long-term environmental, societal, and economic implications. Calvert shares the concern and the frustration felt by the millions of people affected by this tragedy.

Following the spill, Calvert met with BP officials, urging BP not only to clean up the current spill, but also to implement stronger safety and process management standards for its contractors. We are also evaluating how our advocacy objectives with deepwater oil-drilling companies may help prevent such disasters in the future.

In terms of extraction methodologies, Calvert has long recognized that as readily accessible supplies of oil and gas dry up, companies may be forced to seek mineral resources in countries with poor governance, weak rule of law, and high levels of corruption. Accordingly, over the past two years, we have been a leading advocate for transparency requirements for extractive industries. In July, the U.S. Congress passed legislation requiring companies to disclose payments that they make to the U.S. or foreign governments for the purpose of commercial development of oil, natural gas, or minerals. We believe this legislation is a milestone toward helping advance environmental sustainability in this industry.

In our view, the oil spill also underlines the urgency for expanded investment—with greater federal incentives—in alternative energy sources.

Financial Reform Under Way

Looking ahead, long-awaited financial reform is under way with Congressional passage of the largest financial reform bill since the Great Depression. The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) is designed to address inadequate regulation of Wall Street firms and the type of unrestrained environment that contributed to the credit crisis of 2008 and the ensuing global market meltdown. The Dodd-Frank Act seeks to establish strong consumer protections, shield taxpayers from future corporate bailouts, shine a light on the “shadow markets” and derivatives trading, and expand the role of shareholders in corporate governance. While these goals are laudable, the impact of the Dodd-Frank Act on the financial industry—and ultimately its ability to prevent another financial crisis—must stand the test of time.

As the Obama administration and Congress work to implement key financial reforms, we believe that over time these efforts may work to redress some systemic imbalances in the financial system and provide additional stability to the economy and markets.

Review Your Portfolio Allocations

In our view, the financial markets are likely to be in transition for some time as the government tackles financial reform, the global economy continues to recover, and political elections in the U.S. impact a variety of government policies. Now may be an opportune time to review your overall investment strategy and portfolio allocations with your financial advisor. Check to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your investment goals, stage of life, and attitude toward risk.

For up-to-date economic and market commentary from Calvert professionals, along with information on current Calvert sustainability initiatives, please visit our website,
www.calvert.com.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2010

sri

Update

from the Calvert Sustainability Research Department

As the fallout from the financial crisis continues to prove, responsible management of environmental, social, and governance (ESG) factors isn’t just “nice to do”—it’s essential to keeping our companies and our economy healthy and strong. Therefore, Calvert continues to work hard to ensure that you have a say in charting new paths to a more prosperous future.

Shareholder Advocacy

For the 2010 proxy season, Calvert filed a record 45 resolutions—including 30 as the lead filer. Issues covered by the resolutions focused on climate change, board and employee diversity, executive compensation, sustainability reporting, and political contributions. Thus far, we have negotiated 31 successful withdrawals after the companies have agreed to address our objectives.

The resolutions featured two new issues this year—climate change adaptation and board chair independence. Our resolutions on the first topic  asked Kroger and Dover Corporation to report on how each plans to assess and manage the business impacts of climate change. Dover management agreed, so the resolution was successfully withdrawn. At Kroger, the resolution received strong support with 40% of shareholders voting in favor of it.

The second new issue recommended that Chesapeake Energy and Eaton Corporation separate the Board of Directors Chair and CEO positions to strengthen the Board’s oversight of company management and accountability to shareholders (which is emerging as a corporate governance best practice). Both resolutions were successfully withdrawn after management agreed to appoint a Lead Independent Director.

Community Investments

Many of our Funds participate in Calvert’s High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1

The Foundation recently launched its Green Strategies to Fight Poverty™  investment initiative, which allows investors to target their Community Investment Note investments to organizations and projects that both fight poverty and protect the environment.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues.  CSIF Equity Portfolio has invested in Marrone Bio Innovations, which uses bio-based systems to control pests and weeds and recently received emergency-use approval from the EPA to sell its new invasive mussel control system in certain areas of the western U.S. The company also submitted a second organic herbicide product, for use on both organic and industrial farms, for approval to the EPA.

Calvert Large Cap Growth Fund invested in the Berkeley Renewable Energy Asia Fund, which brings power to areas of the world without access to a central power grid. Led by a management team with a long history in the industry, Berkeley mitigates construction risk by helping communities build the plants and then selling them to a service provider once they’re up and running.2

1   As of September 30, 2010, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced Portfolio 0.94%, CSIF Bond Portfolio 0.34%, CSIF Equity Portfolio 0.52%, Calvert Capital Accumulation Fund 1.29%, Calvert World Values International Equity Fund 1.19%, Calvert New Vision Small Cap Fund 0.78%, and Calvert Large Cap Growth Fund 0.56%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation’s Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2   As of September 30, 2010, Marrone Bio Innovations represented 0.05% of CSIF Equity Portfolio; Berkeley Renewable Energy Asia Fund represented 0.002% of Calvert Large Cap Growth Fund. All holdings are subject to change without notice.

As of September 30, 2010, the following companies represented the following percentages of Fund net assets:

Kroger represented 0% of all Calvert SRI funds. Dover Corporation represented 0.15% of Calvert Social Index

Fund. Chesapeake Energy represented 0.22% of CSIF Balanced Portfolio, 0.79% of CSIF Bond Portfolio,

and 0.22% of Calvert Social Index Fund. Eaton Corporation represented 0.52% of CSIF Enhanced Equity

Portfolio and 0.20% of Calvert Social Index Fund. All holdings are subject to change without notice.

Portfolio Management Discussion

Natalie A. Trunow

Senior Vice President, Chief Investment Officer - Equities

Calvert Asset Management Company

Performance

Calvert World Values International Equity Fund Class A shares (at NAV) returned 1.08% for the 12-month period ended September 30, 2010, underperforming the benchmark Morgan Stanley Capital International Europe Australasia Far East Investable Market Index (MSCI EAFE IMI), which returned 4.23%.  The bulk of the Fund’s underperformance was due to stock selection in the fourth quarter of 2009.

New Subadvisor

At the end of 2009, Calvert made extensive changes to the management structure of the Fund.  On December 8, 2009, the Board of Directors replaced Acadian Asset Management as the subadvisor to the Fund with a multi-manager structure consisting of Thornburg Investment Management, Martin Currie, and Calvert Asset Management Company (CAMCO) as the subadvisors. The multi-manager, investment style-balanced approach offers more upside opportunity in different market environments as well as enhanced opportunity for risk control and diversification. The three managers have calvert world
values
international
equity fund

September 30, 2010

Investment Performance

(total return at NAV*)

	6 Months	12 Months
	ended	ended
	9/30/10	9/30/10
Class A	1.09%	1.08%
Class B	0.49%	0.00%
Class C	0.75%	0.25%
Class I	1.51%	1.91%
Class Y	1.40%	1.73%
MSCI EAFE Investable Market Index	0.95%	4.23%
Lipper International Multi-Cap Core Funds Average	2.35%	6.50%

Ten Largest
Stock Holdings	% of Net Assets
Pearson plc	1.9%
Canadian National Railway Co.	1.9%
Novo Nordisk A/S, Series B	1.6%
BNP Paribas	1.6%
Potash Corporation of Saskatchewan, Inc.	1.5%
Standard Chartered plc	1.4%
ING Groep NV (CVA)	1.3%
Tesco plc	1.3%
SAP AG	1.3%
Reckitt Benckiser Group plc	1.2%
Total	15.0%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

complementary investment styles that we believe will help maximize returns, while enabling the CAMCO Equity Team to better control risk in the fund. Calvert managed this transition with all of the new portfolios in place by December 31, 2009.

Investment Climate

After a year of uncertainty about global economic recovery, markets worldwide ended the reporting period in positive territory. In the U.S., the Standard & Poor’s 500 Index returned 10.16% and in emerging markets, the Morgan Stanley Capital International Emerging Markets Index gained 20.54%.

Overall, markets have largely built on the rally that started in early March 2009 as investors fluctuated between optimism and uncertainty about the sustainability of an economic recovery, including fears of a double-dip recession. However, we saw some sharp sell-offs in the second quarter of 2010 as the uncertainty escalated, causing the re-pricing of risk in both equity and fixed-income assets.

Dramatic downgrades in the sovereign creditworthiness of Greece, Spain, and Dubai  rattled global financial markets in the spring of 2010--leading many to question the overall strength of the euro-zone’s economic recovery. In response, several European Union countries implemented austerity programs to slash their budget deficits and slow economic growth, and a new set of rules to toughen European banks’ capital and liquidity requirements was introduced.

China had some success with its attempt to engineer a soft landing for its overheated economy, which should improve global growth prospects--especially since it is now the world’s second-largest economy, eclipsing Japan in the second quarter of 2010, according to gross domestic product (GDP) data.

In the U.S., economic news throughout the period suggested a slow and sometimes uneven recovery was underway.  GDP growth in the fourth quarter of 2009 turned positive for the first time since the second quarter of 2008, largely due to government stimulus efforts designed to increase consumer spending and inventory rebuilding. However, economic recovery in the second half of 2010 has been slower than most original forecasts, with early estimates of 2.4% for the second quarter of 2010 lowered to 1.7%.

Portfolio Review

Due to the management changes, discussion of the Fund’s performance is divided into two parts: performance under Acadian’s calvert world
values
international
equity fund

September 30, 2010

Economic Sectors	% of Total Investments
Consumer Discretionary	18.6%
Consumer Staples	6.6%
Energy	6.6%
Financials	25.4%
Government	2.8%
Health Care	11.0%
Industrials	9.1%
Information Technology	6.7%
Limited Partnership Interest	0.8%
Materials	3.4%
Telecommunication Services	5.7%
Utilities	2.6%
Venture Capital	0.7%
Total	100%

management and transition (fourth quarter of 2009), and performance under the current multi-manager structure (January 1 through September 30, 2010).

Fourth Quarter 2009

The Fund underperformed its benchmark by 3.12 percentage points for the quarter, primarily due to stock selection in the Materials  and Energy sectors.  Relative returns were hurt by not owning several of the top performers--such as Rio Tinto, BHP Billiton, and BP--which do not meet Calvert’s environmental, social, and governance (ESG) criteria.  Country selection helped  offset some of the underperformance, although sector selection contributed a little as well.  An underweight to  Financials  and strong stock selection within that sector were also beneficial.

2010 Year-to-Date Performance

After the change to the multi-manager structure, performance improved significantly. For 2010 through September 30, the Fund performed approximately in line with the benchmark, returning 2.29% versus 2.33%. Stock selection helped relative returns the most.

As of September 30, 2010, the allocation among the three managers was as follows: 37.9% of total Fund assets  with Thornburg, 36.8% of total Fund assets  with Martin Currie, and 25.3% of total Fund assets with CAMCO. These allocations are all within target ranges.

Stock selection was strongest in the Energy, Financials, and Utilities sectors. Avoiding investment in BP, Total, E.On, and RWE benefited relative performance by more than 1.20 percentage points. In Financials,  Bank Mandiri, BanColombia, DnB NOR, Banco Santander-Chile, and Hang Lung Properties were all top contributors.

On the negative side, stock selection struggled in Consumer Staples and Telecommunication as a lack of exposure to Nestle, British American Tobacco, and Vodafone hurt relative performance.  Mobile operator NTT DoCoMo also detracted from returns.

Overall, sector allocation had a neutral impact on the Fund. An underweight to Industrials detracted the most, but was offset by an underweight to Utilities.

Outlook

We believe that, given relative valuations and capital flows, the sharp outperformance of bonds versus equities of the past several months is bound to reverse and equities will outperform bonds over the next six to 18 months. The economy has slowed, but sustained economic recovery continues. The equity markets seem to present an attractive buying opportunity relative to other asset classes. In September, equities looked more attractive relative to bonds than they have since 1993 (except for the market bottom in March of 2009), with 10-year Treasuries yielding 2.51% versus the Dow Jones Industrial Average’s dividend yield of 2.6% and an attractive forward price/earnings multiple of 12.2.

As we have commented in the past, we don’t believe that negative GDP growth, which would constitute a double-dip recession, is likely. While we anticipate a somewhat more challenged earnings environment later this year, we believe that the strength in the corporate sector is likely to persist and continue to support the overall economic recovery.  Our outlook continues to call for a slow, gradual pace to economic recovery and a generally positive environment for stock picking, barring any major geopolitical calamities.

October 2010

As of September 30, 2010, the following companies represented the following percentages of Fund net assets: Toyo Seikan Kaisha 0%, Rio Tinto 0%, BHP Billiton 0%, Santos 0.65%, BP 0%, Total 0%, Barclays 1.04%, UBS 0%, Lloyds Banking Group 0%, Nissan Motor 0.6%,  Aisin Seiki 0%, E.On 0%, RWE 0%, Bank Mandiri 0.56%, BanColombia 0.84%, DnB NOR 0.97%, Banco Santander-Chile 0.51%, Hang Lung Properties 1.56%, Nestle 0%, British American Tobacco 0%,  Vodafone 0.24%, and NTT DoCoMo 0%. All holdings are subject to change without notice.

calvert world
values
international
equity fund

September 30, 2010

Average Annual Total Returns

Class A Shares	(with max. load)
One year	-3.80%
Five year	-3.10%
Ten year	-1.33%

Class B Shares	(with max. load)
One year	-5.15%
Five year	-3.37%
Ten year	-2.00%

Class C Shares	(with max. load)
One year	-0.83%
Five year	-2.96%
Ten year	-1.74%

Class I Shares
One year	1.91%
Five year	-1.45%
Ten year	-0.05%

Class Y Shares**
One year	1.73%
Five year	-1.97%
Ten year	-0.76%

**Calvert World Values International Equity Fund first offered Class Y Shares on October 31, 2008. Performance prior to that date reflects the performance of Class A Shares at net asset value (NAV). Actual Class Y Share performance would have been different.

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A shares and reflect the deduction of the maximum front-end sales charge of 4.75%, and assume the reinvestment of dividends.  The result is compared with benchmarks that include a broad based market index and a Lipper peer group average.  Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.  The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com.  The gross expense ratio from the current prospectus for Class A shares is 1.87%.  This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.  Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 to September 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/10	9/30/10	4/1/10 - 9/30/10
Class A
Actual	$1,000.00	$1,010.90	$9.07
Hypothetical	$1,000.00	$1,016.04	$9.10
(5% return per
year before expenses)
Class B
Actual	$1,000.00	$1,004.90	$14.93
Hypothetical	$1,000.00	$1,010.18	$14.97
(5% return per
year before expenses)
Class C
Actual	$1,000.00	$1,007.50	$13.54
Hypothetical	$1,000.00	$1,011.58	$13.56
(5% return per
year before expenses)
Class I
Actual	$1,000.00	$1,015.10	$5.35
Hypothetical	$1,000.00	$1,019.75	$5.37
(5% return per
year before expenses)

Class Y
Actual	$1,000.00	$1,014.00	$7.02
Hypothetical	$1,000.00	$1,018.10	$7.03
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.80%, 2.97%, 2.69%, 1.06% and 1.39% for Class A, Class B, Class C, Class I and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

report of independent registered public accounting firm

The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert World Values International Equity Fund:

We have audited the accompanying statement of net assets of Calvert World Values International Equity Fund (the Fund), a series of the Calvert World Values Fund, Inc., as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with custodians and brokers or other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert World Values International Equity Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
November 24, 2010

STATEMENT OF NET ASSETS

september 30, 2010

Equity Securities - 93.7%	Shares	Value
Australia - 2.0%
Amcor Ltd. (ADR)	7,398	$185,394
Australia & New Zealand Banking Group Ltd. (ADR)	11,353	260,438
Computershare Ltd. (ADR)	936	8,789
CSL Ltd. (ADR)	3,301	52,552
Lend Lease Group (ADR)	1,126	8,220
National Australia Bank Ltd. (ADR)	27,348	671,120
Santos Ltd.	190,373	2,350,642
Sims Metal Management Ltd. (ADR)	34,931	593,827
Telstra Corp Ltd. (ADR)	40,833	518,171
Westpac Banking Corp.	94,479	2,116,427
Westpac Banking Corp. (ADR)	4,723	530,393
Woodside Petroleum Ltd. (ADR)	1,536	64,911
		7,360,884

Belgium - 0.2%
Ageas (ADR)	14,865	41,771
Delhaize Group SA (ADR)	9,185	664,627
		706,398

Bermuda - 0.2%
Signet Jewelers Ltd.*	26,441	839,238

Brazil - 1.8%
Banco do Brasil SA	111,300	2,107,040
BM&F Bovespa SA	243,793	2,032,566
Natura Cosmeticos SA	94,099	2,522,687
Tractebel Energia SA (ADR)	794	11,751
		6,674,044

Canada - 6.0%
Brookfield Properties Corp.	49,278	764,795
Canadian National Railway Co.	109,824	7,019,689
EnCana Corp.	68,816	2,078,284
Loblaw Co.’s Ltd.	62,500	2,475,230
Potash Corporation of Saskatchewan, Inc.	36,875	5,311,475
Suncor Energy, Inc.	68,000	2,212,832
Thomson Reuters Corp.	53,000	1,991,393
		21,853,698

Chile - 0.5%
Banco Santander Chile (ADR)	19,079	1,842,077

Equity Securities - Cont’d	Shares	Value
China - 2.0%
China Merchants Bank Co. Ltd.	446,915	$1,151,769
China Southern Airlines Co. Ltd. (ADR)*	7,311	212,165
CNinsure, Inc. (ADR)	75,100	1,755,087
Ctrip.com International Ltd. (ADR)*	55,500	2,650,125
Mindray Medical International Ltd. (ADR)	55,700	1,647,049
		7,416,195

Colombia - 0.8%
BanColombia SA (ADR)	46,230	3,034,075

Denmark - 2.6%
Danske Bank A/S (ADR)*	4,955	58,717
H Lundbeck A/S (ADR)	1,549	27,169
Novo Nordisk A/S, Series B	58,893	5,830,671
Novo Nordisk A/S (ADR)	9,731	957,920
Novozymes A/S (ADR)	353	44,972
Torm A/S (ADR)*	4,783	35,059
Vestas Wind Systems A/S*	56,071	2,107,952
Vestas Wind Systems A/S (ADR)*	37,928	472,583
		9,535,043

Finland - 0.1%
Metso Oyj (ADR)	827	37,893
Stora Enso Oyj (ADR)	18,824	184,852
		222,745

France - 10.0%
Air France-KLM (ADR)*	4,168	63,937
Air Liquide SA	21,862	2,660,746
Air Liquide SA (ADR)	7,463	182,620
AXA SA (ADR)	120,417	2,092,847
BNP Paribas	80,560	5,715,830
BNP Paribas (ADR)	14,023	496,975
Carrefour SA (ADR)	42,586	454,818
Cie Generale d’Optique Essilor International SA (ADR)	632	21,677
Compagnie Generale des Etablissements Michelin (ADR)	609	9,531
Credit Agricole SA (ADR)	6,518	50,710
Dassault Systemes SA	38,521	2,826,887
France Telecom SA (ADR)	52,244	1,124,813
Gemalto NV	50,931	2,085,258
Groupe Danone	47,866	2,856,165
Lafarge SA	46,064	2,631,176
Lafarge SA (ADR)	4,098	58,561
L’Oreal SA (ADR)	15,703	353,003
Publicis Groupe	57,100	2,705,535
Publicis Groupe SA (ADR)	7,307	172,884
Sanofi-Aventis SA (s)	47,723	3,172,148
Sanofi-Aventis SA (ADR)	72,818	2,421,199
Schneider Electric SA	26,409	3,340,570
Schneider Electric SA (ADR)	3,246	41,386
SCOR SE (ADR)	3,777	8,687
Veolia Environnement (ADR)	36,814	970,417
		36,518,380

Equity Securities - Cont’d	Shares	Value
Germany - 3.8%
Adidas AG	48,540	$2,997,714
Adidas AG (ADR)	2,356	72,848
Allianz SE (ADR)	104,297	1,178,556
Deutsche Bank AG	26,426	1,442,786
Deutsche Post AG (ADR)	1,449	26,444
Merck KGaA (ADR)	2,116	59,121
SAP AG	92,848	4,581,827
Volkswagen AG, Preferred	27,142	3,267,919
Volkswagen AG (ADR):
Common	5,591	123,561
Preferred	1,001	24,114
		13,774,890

Greece - 0.0%
Alpha Bank AE (ADR)*	5,632	8,673
National Bank of Greece SA (ADR)*	23,179	52,616
		61,289

Guernsey - 0.8%
Amdocs Ltd.*	103,397	2,963,358

Hong Kong - 3.2%
Bank of East Asia Ltd. (ADR)	19,507	82,710
China Merchants Holdings International Co. Ltd.	298,000	1,082,868
Hang Lung Properties Ltd.	515,989	2,509,965
Hang Lung Properties Ltd. (ADR)	124,877	3,060,735
Hang Seng Bank Ltd. (ADR)	3,888	56,843
Hengdeli Holdings Ltd.	3,472,000	1,615,092
Hong Kong Exchanges and Clearing Ltd.	155,446	3,060,647
Hong Kong Exchanges and Clearing Ltd. (ADR)	2,677	52,496
MTR Corp. (ADR)	276	10,378
		11,531,734

India - 0.4%
HDFC Bank Ltd. (ADR)	1,036	191,007
Infosys Technologies Ltd. (ADR)	19,935	1,341,825
Patni Computer Systems Ltd. (ADR)	3,285	60,115
		1,592,947

Indonesia - 0.6%
Bank Mandiri Tbk PT	2,479,000	1,999,866
Indosat Tbk PT (ADR)	3,059	93,177
		2,093,043

Ireland - 0.1%
Allied Irish Banks plc (ADR)*	243,050	345,131
Experian plc (ADR)	8,569	92,973
		438,104

Israel - 0.5%
Bezeq Israeli Telecommunication Corp Ltd.	769,270	1,921,112

Equity Securities - Cont’d	Shares	Value
Italy - 0.9%
Intesa Sanpaolo SpA	696,404	$2,256,489
Luxottica Group SpA (ADR)	26,971	735,769
Telecom Italia SpA (ADR)	15,109	210,468
		3,202,726

Japan - 11.8%
ACom Co. Ltd. (ADR)	2,655	9,930
Aeon Co. Ltd. (ADR)	5,925	63,279
Asahi Glass Co. Ltd. (ADR)	993	10,129
Brother Industries Ltd. (ADR)	84	10,333
Canon, Inc.	44,943	2,095,439
Central Japan Railway Co. (ADR)	1,375	9,996
Dai Nippon Printing Co. Ltd. (ADR)	48,653	601,351
Dai-ichi Life Insurance Co. Ltd.	2,031	2,450,620
Daiwa House Industry Co. Ltd. (ADR)	710	71,405
Denso Corp. (ADR)	472	55,583
East Japan Railway Co. (ADR)	5,201	52,218
Eisai Co. Ltd. (ADR)	250	8,700
Fanuc Ltd.	14,495	1,844,408
Fujitsu Ltd. (ADR)	877	31,037
Honda Motor Co. Ltd. (ADR)	61,950	2,204,800
Kao Corp. (ADR)	20,767	505,469
Kobe Steel Ltd. (ADR)	1,005	11,728
Konami Corp. (ADR)	553	9,727
Kubota Corp. (ADR)	8,451	389,338
Minebea Co. Ltd. (ADR)	928	9,475
Mitsubishi Estate Co. Ltd. (ADR)	871	141,973
Mitsui Fudosan Co. Ltd.	102,256	1,723,443
Mizuho Financial Group, Inc. (ADR)	168,689	484,137
MS&AD Insurance Group Holdings (ADR)	17,351	199,189
Nikon Corp. (ADR)	46	8,646
Nintendo Co. Ltd. (ADR)	64,443	2,010,622
Nippon Telegraph & Telephone Corp. (ADR)	115,773	2,537,744
Nippon Yusen Kabushiki Kaisha	588,000	2,407,182
Nippon Yusen KK (ADR)	42,425	345,340
Nissan Motor Co. Ltd. (ADR)*	12,635	220,860
Nitto Denko Corp. (ADR)	100	39,623
NSK Ltd. (ADR)	374	25,275
NTT DoCoMo, Inc.	1,607	2,673,845
NTT DoCoMo, Inc. (ADR)	58,388	976,248
ORIX Corp. (ADR)	6,337	242,453
Panasonic Corp.	188,716	2,554,917
Panasonic Corp. (ADR)	52,365	711,117
Ricoh Co. Ltd.	141,000	1,986,557
Ricoh Co. Ltd. (ADR)	1,197	83,910
Secom Co. Ltd. (ADR)	580	52,925
Sega Sammy Holdings, Inc. (ADR)	24,208	96,348
Sekisui House Ltd.	193,000	1,732,703
Sekisui House Ltd. (ADR)	26,991	244,268
Sharp Corp. (ADR)	4,458	44,535
Shiseido Co. Ltd. (ADR)	7,326	165,055
Sony Corp. (ADR)	54,216	1,676,359
Sumitomo Trust & Banking Co. Ltd. (ADR)	68,219	345,870

Equity Securities - Cont’d	Shares	Value
Japan - Cont’d
Teijin Ltd. (ADR)	277	$9,127
Tokyo Gas Co. Ltd.	698,118	3,167,186
Toray Industries, Inc. (ADR)	505	28,022
TOTO Ltd. (ADR)	292	19,955
Toyota Motor Corp.	92,082	3,304,547
Toyota Motor Corp. (ADR)	28,402	2,033,015
Trend Micro, Inc. (ADR)	483	14,451
		42,752,412

Luxembourg - 0.7%
SES SA (FDR)	109,876	2,635,222

Mexico - 0.6%
America Movil SAB de CV (ADR), Series L	25,043	1,335,543
Gruma SAB de CV (ADR)*	6,269	35,545
Grupo Televisa SA (ADR)	44,215	836,548
		2,207,636

Netherlands - 5.0%
AEGON NV, NY Shares*	71,800	430,082
ASML Holding NV	50,070	1,491,966
ING Groep NV (ADR)*	170,885	1,758,406
ING Groep NV (CVA)*	449,654	4,653,740
Koninklijke KPN NV	53,400	823,920
Koninklijke Philips Electronics NV:
Common	105,593	3,310,848
NY Shares	99,709	3,122,886
Reed Elsevier NV (ADR)	40,058	1,009,061
TNT NV (ADR)	10,284	276,640
Unilever NV, NY Shares	33,107	989,237
Wolters Kluwer NV (ADR)	7,536	158,030
		18,024,816

Norway - 2.3%
DnB NOR ASA	257,967	3,502,270
Petroleum Geo-Services ASA*	192,737	2,191,735
Petroleum Geo-Services ASA (ADR)*	7,400	84,360
Statoil ASA (ADR)	114,342	2,398,895
Tomra Systems ASA (ADR)	2,030	11,896
Yara International ASA (ADR)	4,589	207,331
		8,396,487

Singapore - 0.6%
City Developments Ltd. (ADR)	2,287	22,001
Oversea-Chinese Banking Corp. Ltd.	310,830	2,089,673
		2,111,674

Equity Securities - Cont’d	Shares	Value
South Africa - 1.5%
African Bank Investments Ltd. (ADR)	492	$12,472
Aspen Pharmacare Holdings Ltd.*	250,669	3,366,127
Nedbank Group Ltd. (ADR)	1,165	49,384
Telkom SA Ltd. (ADR)	528	11,484
Tiger Brands Ltd. (ADR)	1,673	45,824
Truworths International Ltd.	181,300	1,813,000
		5,298,291

South Korea - 0.6%
KT Corp. (ADR)	108,967	2,229,465

Spain - 2.4%
Banco Santander SA (ADR)	158,692	2,009,041
Inditex SA	35,023	2,775,475
Telefonica SA	155,046	3,830,319
		8,614,835

Sweden - 2.5%
Atlas Copco AB, Series B	144,543	2,533,013
Atlas Copco AB (ADR)	6,427	124,105
Hennes & Mauritz AB, B Shares	124,054	4,474,394
Hennes & Mauritz AB (ADR)	18,528	134,513
Husqvarna AB, Series B	190,600	1,405,333
Sandvik AB (ADR)	2,326	35,844
SKF AB (ADR)	1,101	25,400
Telefonaktiebolaget LM Ericsson (ADR)	31,339	343,789
		9,076,391

Switzerland - 6.5%
Credit Suisse Group AG	44,963	1,925,316
Credit Suisse Group AG (ADR)	28,037	1,193,255
Julius Baer Group Ltd.	42,873	1,563,508
Logitech International SA*	119,234	2,081,140
Novartis AG	74,412	4,274,982
Novartis AG (ADR)	53,457	3,082,865
Roche Holding AG	26,495	3,625,049
Roche Holding AG (ADR)	67,225	2,294,389
Swiss Reinsurance (ADR)	3,510	153,738
Zurich Financial Services AG	11,038	2,591,682
Zurich Financial Services AG (ADR)	33,662	786,008
		23,571,932

Taiwan - 0.3%
Chunghwa TeleCom Co. Ltd. (ADR)	49,267	1,104,566

Turkey - 1.1%
Turkiye Garanti Bankasi AS	679,918	3,935,578

Equity Securities - Cont’d	Shares	Value
United Kingdom - 19.3%
Amlin plc	234,585	$1,480,712
Barclays plc	547,117	2,578,240
Barclays plc (ADR)	62,420	1,176,617
BG Group plc	223,246	3,927,544
BG Group plc (ADR)	31,795	2,810,996
British Airways plc (ADR)*	1,226	23,196
British Land Co. plc (ADR)	1,257	9,327
Bunzl plc (ADR)	347	20,959
Cairn Energy plc*	190,971	1,362,517
Capita Group plc	216,239	2,673,363
Centrica plc	665,581	3,386,699
Centrica plc (ADR)	48,104	978,916
Compass Group plc	322,548	2,691,418
Compass Group plc (ADR)	10,209	86,776
GlaxoSmithKline plc	202,324	3,992,265
GlaxoSmithKline plc (ADR)	35,131	1,388,377
HSBC Holdings plc (ADR)	40,183	2,032,858
Inchcape plc*	441,527	2,165,383
International Power plc (ADR)	1,318	80,398
J Sainsbury plc (ADR)	4,951	121,448
Johnson Matthey plc (ADR)	193	10,702
Kingfisher plc	1,216,487	4,481,214
Kingfisher plc (ADR)	21,054	154,115
Legal & General Group plc (ADR)	1,518	12,190
Man Group plc (ADR)	1,878	6,423
Marks & Spencer Group plc (ADR)	44,751	541,935
Old Mutual plc (ADR)	694	12,076
Pearson plc	455,949	7,067,637
Pearson plc (ADR)	22,433	348,160
Persimmon plc*	212,629	1,335,771
Prudential plc (ADR)	42,225	842,389
Reckitt Benckiser Group plc	82,117	4,521,958
Reckitt Benckiser Group plc (ADR)	15,013	165,743
Reed Elsevier plc (ADR)	9,242	311,918
Sage Group plc (ADR)	9,153	160,361
Scottish & Southern Energy plc (ADR)	2,525	44,465
Smith & Nephew plc	285,157	2,603,680
Smith & Nephew plc (ADR)	13,032	591,653
Standard Chartered plc	175,435	5,038,698
Tate & Lyle plc (ADR)	336	9,828
Tesco plc	694,278	4,630,209
Tesco plc (ADR)	27,527	554,669
Unilever plc (ADR)	89,541	2,605,643
Vodafone Group plc (ADR)	35,009	868,573
Wolseley plc (ADR)*	37,345	92,242
		70,000,261

United States - 2.0%
Atmos Energy Corp.	6,260	183,105
Cimarex Energy Co.	9,599	635,262
Distributed Energy Systems Corp.*	308,138	1,233
Evergreen Solar, Inc.*	1,400	1,028
Portland General Electric Co.	20,427	414,260

Equity Securities - Cont’d	Shares	Value
United States - Cont’d
Powerspan Corp.:
Series A, Convertible Preferred (b)(i)*	45,455	$385,655
Series B, Convertible Preferred (b)(i)*	20,000	203,548
Series C, Convertible Preferred (b)(i)*	239,764	824,788
Series D, Convertible Preferred (b)(i)*	45,928	157,992
Series D, Preferred Warrants (strike price $3.44/share,
expires 12/31/12) (b)(i)*	2,347	-
RF Technology, Inc. Contingent Deferred Distribution (b)(i)*	365,374	3,654
SEACOR Holdings, Inc.*	18,765	1,598,027
SmarThinking, Inc.:
Series 1-A, Convertible Preferred (b)(i)	104,297	318,794
Series 1-B, Convertible Preferred (b)(i)	163,588	168,370
Series 1-B, Preferred Warrants (strike price $0.01/share,
expires 5/26/15) (b)(i)*	11,920	12,149
Series 1-B, Preferred Warrants (strike price $1.53/share,
expires 6/1/15) (b)(i)*	32,726	-
Tidewater, Inc.	39,557	1,772,549
Tutor Perini Corp.*	10,000	200,900
		6,881,314

Total Equity Securities (Cost $325,269,963)		340,422,860

	Adjusted
Limited Partnership Interest - 0.8%	Basis
Blackstone Cleantech Venture Partners (b)(i)*	$30,000	30,000
Balkan Financial Sector Equity Fund CV (b)(i)*	563,779	450,172
China Environment Fund 2004 (b)(i)*	-	185,968
Emerald Cleantech Fund I (b)(i)*	954,421	465,393
gNet Defta Development Holdings LLC (a)(b)(i)*	400,000	389,241
SEAF Central and Eastern European Growth Fund LLC (a)(b)(i)*	347,466	535,931
SEAF India International Growth Fund (b)(i)*	481,432	388,137
ShoreCap International LLC (b)(i)*	-	436,472
Terra Capital (b)(i)*	469,590	1

Total Limited Partnership Interest (Cost $3,246,688)		2,881,315

	Principal
Certificates of Deposit - 0.1%	Amount
Self Help Credit Union, 1.80%, 2/23/11 (b)(k)	250,000	249,625

Total Certificates of Deposit (Cost $250,000)		249,625

	Principal
Venture Capital Debt Obligations - 0.1%	Amount	Value
Access Bank plc, 8.477%, 8/29/12 (b)(i)	$500,000	$520,442
Mayer Laboratories, Inc., 6.00%, 12/31/01 (b)(i)(w)	47,922	11,980

Total Venture Capital Debt Obligations (Cost $547,922)		532,422

High Social Impact Investments - 1.2%
Calvert Social Investment Foundation Notes, 1.17%, 7/1/11 (b)(i)(r)	4,431,583	4,283,081

Total High Social Impact Investments (Cost $4,431,583)		4,283,081

U.S. Government Agencies
and Instrumentalities - 2.8%
Federal Home Loan Bank Discount Notes, 10/1/10	10,200,000	10,200,000

Total U.S. Government Agencies and Instrumentalities
(Cost $10,200,000)		10,200,000

TOTAL INVESTMENTS (Cost $343,946,156) - 98.7%		358,569,303
Other assets and liabilities, net - 1.3%		4,796,652
Net Assets - 100%		$363,365,955

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with
250,000,000 shares of $0.01 par value shares authorized:
Class A: 17,669,216 shares outstanding		$365,500,370
Class B: 552,541 shares outstanding		13,654,250
Class C: 1,813,107 shares outstanding		39,087,341
Class I: 5,829,375 shares outstanding		137,024,156
Class Y: 192,072 shares outstanding		2,420,944
Undistributed net investment income		1,184,550
Accumulated net realized gain (loss) on investments
and foreign currency transactions		(210,102,713)
Net unrealized appreciation (depreciation) on investments, foreign
currencies, and assets and liabilities denominated in foreign currencies		14,597,057

Net Assets		$363,365,955

See notes to financial statements.

Net Asset Value Per Share
Class A (based on net assets of $245,308,866)	$13.88
Class B (based on net assets of $6,850,379)	$12.40
Class C (based on net assets of $21,941,911)	$12.10
Class I (based on net assets of $86,474,878)	$14.83
Class Y (based on net assets of $2,789,921)	$14.53

Restricted Securities	Acquisition Dates	Cost
Access Bank plc, 8.477%, 8/29/12	8/29/07	$500,000
Balkan Financial Sector Equity Fund CV LP	1/12/06 - 9/24/10	563,779
Blackstone Cleantech Venture Partners LP	7/29/10	30,000
Calvert Social Investment Foundation Notes, 1.17%, 7/1/11	7/1/08	4,431,583
China Environment Fund 2004 LP	9/15/05 - 4/1/09	-
Emerald Cleantech Fund I LP	7/19/01 - 9/21/10	954,421
gNet Defta Development Holdings LLC, LP	8/30/05	400,000
Mayer Laboratories, Inc., 6.00%, 12/31/01	12/31/96	47,922
Powerspan Corp.:
Series A, Convertible Preferred	8/20/97	250,000
Series B, Convertible Preferred	10/5/99	200,000
Series C, Convertible Preferred	12/21/04 - 6/12/08	273,331
Series D, Convertible Preferred	6/20/08	157,996
Series D, Preferred Warrants
(strike price $3.44/share, expires 12/31/12)	12/5/07 - 6/20/08	-
RF Technology, Inc. Contingent Deferred Distribution	7/17/06	104,368
SEAF Central and Eastern European Growth Fund LLC, LP	8/10/00 - 7/16/10	347,466
SEAF India International Growth Fund LP	3/22/05 - 5/24/10	481,432
ShoreCap International LLC, LP	8/12/04 - 12/15/08	-
SmarThinking, Inc.:
Series 1-A, Convertible Preferred	4/22/03 - 5/27/05	159,398
Series 1-B, Convertible Preferred	6/10/03	250,000
Series 1-B, Convertible Preferred Warrants
(strike price $0.01/share, expires 5/26/15)	5/27/05	-
Series 1-B, Convertible Preferred Warrants
(strike price $1.53/share, expires 6/1/15)	9/19/00	-
Terra Capital LP	11/23/98 - 3/14/06	469,590

(a)    Affiliated company.

(b)    This security was valued by the Board of Directors. See Note A.

 (i)    Restricted securities represent 2.7% of net assets of the Fund.

(k)    These certificates of deposit are fully insured by agencies of the federal government.

(r)     The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(s)    45,000 shares of Sanofi-Aventis SA have been soft segregated in order to cover outstanding commitments to certain limited partnership investments with the Fund.  There are no restrictions on the trading of this security.

(w)    Mayer Laboratories, Inc. is in default for principal and interest. Past due accrued interest as of September 30, 2010 totaled $2,310.

* Non-income producing security.

Abbreviations:

ADR: American Depositary Receipts

CVA: Certificaten Van Aandelen

FDR: Fiduciary Depositary Receipts

LLC: Limited Liability Corporation

LP: Limited Partnership

See notes to financial statements.

Statement of Operations

year ended september 30, 2010

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $854,988)	$8,275,052
Interest income	121,054
Total investment income	8,396,106

Expenses:
Investment advisory fee	2,764,351
Transfer agency fees and expenses	895,409
Administrative fees	1,119,486
Distribution Plan expenses:
Class A	621,735
Class B	77,095
Class C	223,571
Directors’ fees and expenses	45,006
Custodian fees	285,640
Registration fees	67,400
Reports to shareholders	209,963
Professional fees	47,261
Miscellaneous	63,157
Total expenses	6,420,074
Reimbursement from Advisor:
Class A	(59,041)
Class B	(4,238)
Class C	(4,786)
Class I	(19,110)
Class Y	(11,069)
Fees waived	(13,724)
Fees paid indirectly	(917)
Net expenses	6,307,189

Net Investment Income	2,088,917

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of foreign taxes of $99,594)	2,343,380
Foreign currency transactions	(747,721)
1,595,659
Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	(509,221)
Assets and liabilities denominated in foreign currencies	(22,841)
(532,062)

Net Realized and Unrealized Gain (Loss)	1,063,597

Increase (Decrease) in Net Assets
Resulting From Operations	$3,152,514

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income	$2,088,917	$3,896,152
Net realized gain (loss)	1,595,659	(185,255,630)
Change in unrealized appreciation (depreciation)	(532,062)	141,828,817

Increase (Decrease) in Net Assets
Resulting From Operations	3,152,514	(39,530,661)

Distributions to shareholders from:
Net investment income:
Class A shares	(1,877,571)	(7,682,721)
Class B shares	—	(148,212)
Class C shares	—	(420,523)
Class I shares	(1,650,864)	(3,518,021)
Class Y shares	(5,626)	(1)
Net realized gain:
Class A shares	—	(634,873)
Class B shares	—	(25,817)
Class C shares	—	(67,464)
Class I shares	—	(222,338)
Class Y shares	—	(3.00)
Total distributions	(3,534,061)	(12,719,973)

Capital share transactions:
Shares sold:
Class A shares	37,402,286	46,807,216
Class B shares	269,456	518,403
Class C shares	2,587,664	2,179,011
Class I shares	13,046,519	22,384,629
Class Y shares	3,391,938	595,466
Reinvestment of distributions:
Class A shares	1,712,839	7,616,106
Class B shares	—	153,830
Class C shares	—	380,058
Class I shares	1,379,546	3,486,897
Class Y shares	2,622	4
Redemption fees:
Class A shares	1,376	7,071
Class B shares	6	47
Class C shares	59	134
Class I shares	—	59
Class Y shares	1,837	3

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets - (Cont’d)	2010	2009
Capital share transactions (Cont’d):
Shares redeemed:
Class A shares	($64,598,217)	($71,757,677)
Class B shares	(2,328,107)	(2,569,260)
Class C shares	(4,676,204)	(6,216,320)
Class I shares	(35,107,420)	(25,214,435)
Class Y shares	(1,497,086)	(73,687)
Total capital share transactions	(48,410,886)	(21,702,445)

Total Increase (Decrease) in Net Assets	(48,792,433)	(73,953,079)

Net Assets
Beginning of year	412,158,388	486,111,467
End of year (including undistributed net investment
income of $1,184,550 and $3,453,338, respectively)	$363,365,955	$412,158,388

Capital Share Activity
Shares sold:
Class A shares	2,802,787	4,194,520
Class B shares	22,231	48,508
Class C shares	220,010	226,686
Class I shares	924,635	1,846,796
Class Y shares	248,819	54,292
Reinvestment of distributions:
Class A shares	125,851	715,552
Class B shares	—	16,008
Class C shares	—	40,709
Class I shares	95,470	307,732
Class Y shares	185	—
Shares redeemed:
Class A shares	(4,854,110)	(6,481,230)
Class B shares	(194,930)	(253,088)
Class C shares	(404,192)	(634,154)
Class I shares	(2,456,887)	(2,100,701)
Class Y shares	(105,845)	(5,379)
Total capital share activity	(3,575,976)	(2,023,749)

See notes to financial statements.

Notes to Financial Statements

Note A — Significant Accounting Policies

General: The Calvert World Values International Equity Fund (the “Fund”), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers five classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Effective March 1, 2010, Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Effective October 31, 2008, the Fund began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund’s net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2010, securities valued at $10,021,393 or 2.8% of net assets, were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. For additional information on the Fund’s policy regarding valuation of investments, please refer to the Fund’s most recent prospectus.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2010:

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$338,347,910	—	$2,074,950	$340,422,860
Limited partnership interest	—	—	2,881,315	2,881,315
Other debt obligations	—	$10,200,000	5,065,128	15,265,128
TOTAL	$338,347,910	$10,200,000	$10,021,393 **	$358,569,303

* For further breakdown of equity securities by country, please refer to the Statement of Net Assets.

**Level 3 securities represent 2.8% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund’s Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010.  At this time, management is evaluating the implications of ASU No. 2010-06 disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures and its impact on the financial statements has not been determined.

Note B — Related Party Transactions

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million. Under the terms of the agreement, $217,189 was payable at year end. In addition, $104,936 was payable at year end for operating expenses paid by the Advisor during September 2010. For the year ended September 30, 2010, the Advisor waived $13,724 of its fee.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011 for Class I and Class Y. The contractual expense cap is 1.10% and 1.39%, respectively. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement. The Advisor voluntarily reimbursed Class Y shares for expenses of $11,069 for the year ended September 30, 2010.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Classes A, B, C and Y, and .15% for Class I, based on their average daily net assets. Under the terms of the agreement, $88,494 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund’s average daily net assets of Class A, Class B and Class C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of agreement, $72,695 was payable at year end.

The Distributor received $43,053 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2010.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $191,183 for the year ended September 30, 2010. Under the terms of the agreement, $15,332 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Director’s fees are allocated to each of the Funds served.

Note C — Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $478,995,400 and $539,653,412, respectively.

Capital Loss Carryforwards

Expiration Date
30-Sep-17	$90,728,857
30-Sep-18	105,942,268

Capital losses may be utilized to offset future capital gains until expiration.

The Fund intends to elect to defer net capital losses of $13,056,491 incurred from November 1, 2009 through September 30, 2010 and treat them as arising in the fiscal year ending September 30, 2011.

The tax character of dividends and distributions paid during the years ended September 30, 2010 and September 30, 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary income	$3,534,061	$12,719,973
Total	$3,534,061	$12,719,973

As of September 30, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$33,019,016
Unrealized (depreciation)	(18,788,859)
Net unrealized appreciation/(depreciation)	$14,230,157
Undistributed ordinary income	$1,202,444
Capital loss carryforward	($196,671,125)
Federal income tax cost of investments	$344,339,147

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are due to wash sales, the deferral of post October losses, passive foreign investment companies, and partnerships.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for the Fund are due to foreign currency transactions, partnerships, and passive foreign investment companies.

Undistributed net investment income	($823,644)
Accumulated net realized gain (loss)	823,621
Paid-in capital	23

Note D — Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Funds had no loans outstanding pursuant to this line of credit at September 30, 2010. For the year ended September 30, 2010, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$407,126	1.43%	$33,213,524	December 2009

Note E — Affiliated Companies

An affiliated company is a company in which the Fund has a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares. Affiliated companies of the Fund are as follows:

Affiliates	Cost	Value
gNet Defta Development Holdings LLC, LP	$400,000	$389,241
SEAF Central & Eastern European Growth Fund LLC, LP	347,466	535,931
TOTALS	$747,466	$925,172

Note F — Subsequent Events

In preparing the financial statements as of September 30, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Note G — Other

In connection with certain venture capital investments, the Fund is committed to future capital calls, which will increase the Fund’s investment in these securities. The aggregate amount of the future capital commitments totals $516,220 at September 30, 2010.

Notice to Shareholders (Unaudited)

For the year ended September 30, 2010, in order to meet certain requirements of the Internal Revenue Code, the Fund designates 100% of the ordinary dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.  It also designates $.34 per share as income derived from foreign sources and $.04 per share as foreign taxes paid.

Additional information will be provided to shareholders in January 2011 for use in preparing 2010 income tax returns.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2010 (z)	2009 (z)	2008
Net asset value, beginning	$13.83	$15.31	$25.57
Income from investment operations:
Net investment income	.06	.11	.37
Net realized and unrealized gain (loss)	.09	(1.19)	(8.46)
Total from investment operations	.15	(1.08)	(8.09)
Distributions from:
Net investment income	(.10)	(.37)	(.24)
Net realized gain	—	(.03)	(1.93)
Total distributions	(.10)	(.40)	(2.17)
Total increase (decrease) in net asset value	0.05	(1.48)	(10.26)
Net asset value, ending	$13.88	$13.83	$15.31
Total return*	1.08%	(6.27%)	(34.31%)
Ratios to average net assets:A
Net investment income	.46%	.99%	1.81%
Total expenses	1.83%	1.87%	1.65%
Expenses before offsets	1.80%	1.86%	1.63%
Net expenses	1.80%	1.86%	1.63%
Portfolio turnover	133%	135%	100%
Net assets, ending (in thousands)	$245,309	$270,900	$324,091

	Years Ended
	September 30,	September 30,
Class A Shares	2007	2006
Net asset value, beginning	$23.87	$20.29
Income from investment operations:
Net investment income	.22	.24
Net realized and unrealized gain (loss)	4.61	3.51
Total from investment operations	4.83	3.75
Distributions from:
Net investment income	(.20)	(.17)
Net realized gain	(2.93)	—
Total distributions	(3.13)	(.17)
Total increase (decrease) in net asset value	1.70	3.58
Net asset value, ending	$25.57	$23.87
Total return*	21.72%	18.58%
Ratios to average net assets:A
Net investment income	1.08%	1.19%
Total expenses	1.62%	1.73%
Expenses before offsets	1.60%	1.72%
Net expenses	1.60%	1.71%
Portfolio turnover	82%	120%
Net assets, ending (in thousands)	$546,564	$401,195

See notes to financial highlights.

Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class B Shares		2010 (z)	2009 (z)	2008
Net asset value, beginning		$12.40	$13.69	$23.11
Income from investment operations:
Net investment income (loss)		(.09)	(.02)	.12
Net realized and unrealized gain (loss)		.09	(1.06)	(7.56)
Total from investment operations		—	(1.08)	(7.44)
Distributions from:
Net investment income		—	(.18)	(.05)
Net realized gain		—	(.03)	(1.93)
Total distributions		—	(.21)	(1.98)
Total increase (decrease) in net asset value		—	(1.29)	(9.42)
Net asset value, ending		$12.40	$12.40	$13.69
Total return*		0.00%	(7.47%)	(34.97%)
Ratios to average net assets:A
Net investment income (loss)		(.74%)	(.26%)	.78%
Total expenses		3.03%	3.12%	2.63%
Expenses before offsets		2.97%	3.10%	2.61%
Net expenses		2.97%	3.10%	2.60%
Portfolio turnover		133%	135%	100%
Net assets, ending (in thousands)		$6,850	$8,993	$12,512

		Years Ended
		September 30,	September 30,
Class B Shares		2007	2006
Net asset value, beginning		$21.85	$18.61
Income from investment operations:
Net investment income	.	.09	.06
Net realized and unrealized gain (loss)		4.10	3.18
Total from investment operations		4.19	3.24
Distributions from:
Net investment income		—	**
Net realized gain		(2.93)	—
Total distributions		(2.93)	**
Total increase (decrease) in net asset value		1.26	3.24
Net asset value, ending		$23.11	$21.85

Total return*		20.60%	17.43%
Ratios to average net assets:A
Net investment income		.13%	.18%
Total expenses		2.57%	2.73%
Expenses before offsets		2.54%	2.72%
Net expenses		2.54%	2.70%
Portfolio turnover		82%	120%
Net assets, ending (in thousands)		$23,805	$18,053

See notes to financial highlights.

Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class C Shares		2010 (z)	2009 (z)	2008
Net asset value, beginning		$12.07	$13.31	$22.51
Income from investment operations:
Net investment income (loss)		(.05)	.01	.19
Net realized and unrealized gain (loss)		.08	(1.03)	(7.40)
Total from investment operations		.03	(1.02)	(7.21)
Distributions from:
Net investment income		—	(.19)	(.06)
Net realized gain		—	(.03)	(1.93)
Total distributions		—	(.22)	(1.99)
Total increase (decrease) in net asset value		0.03	(1.24)	(9.20)
Net asset value, ending		$12.10	$12.07	$13.31
Total return*		0.25%	(7.16%)	(34.86%)
Ratios to average net assets:A
Net investment income (loss)		(.41%)	.07%	1.01%
Total expenses		2.72%	2.79%	2.47%
Expenses before offsets		2.69%	2.79%	2.45%
Net expenses		2.69%	2.79%	2.45%
Portfolio turnover		133%	135%	100%
Net assets, ending (in thousands)		$21,942	$24,107	$31,475

		Years Ended
		September 30,	September 30,
Class C Shares		2007	2006
Net asset value, beginning		$21.34	$18.18
Income from investment operations:
Net investment income		.13	.13
Net realized and unrealized gain (loss)		3.99	3.06
Total from investment operations	.	4.12	3.19
Distributions from:
Net investment income		(.02)	(.03)
Net realized gain		(2.93)	—
Total distributions		(2.95)	(.03)
Total increase (decrease) in net asset value		1.17	3.16
Net asset value, ending		$22.51	$21.34

Total return*		20.81%	17.55%
Ratios to average net assets:A
Net investment income		.31%	.38%
Total expenses		2.43%	2.57%
Expenses before offsets		2.41%	2.56%
Net expenses		2.40%	2.55%
Portfolio turnover		82%	120%
Net assets, ending (in thousands)		$50,790	$32,723

See notes to financial highlights.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2010 (z)	2009 (z)	2008
Net asset value, beginning	$14.79	$16.37	$27.15
Income from investment operations:
Net investment income	.17	.22	.48
Net realized and unrealized gain (loss)	.11	(1.29)	(8.96)
Total from investment operations	.28	(1.07)	(8.48)
Distributions from:
Net investment income	(.24)	(.48)	(.37)
Net realized gain	—	(.03)	(1.93)
Total distributions	(.24)	(.51)	(2.30)
Total increase (decrease) in net asset value	0.04	(1.58)	(10.78)
Net asset value, ending	$14.83	$14.79	$16.37

Total return*	1.91%	(5.59%)	(33.84%)
Ratios to average net assets:A
Net investment income	1.17%	1.80%	2.47%
Total expenses	1.08%	1.08%	1.00%
Expenses before offsets	1.06%	1.07%	.98%
Net expenses	1.06%	1.07%	.97%
Portfolio turnover	133%	135%	100%
Net assets, ending (in thousands)	$86,475	$107,456	$118,033

	Years Ended
	September 30,	September 30,
Class I Shares	2007	2006
Net asset value, beginning	$25.16	$21.32
Income from investment operations:
Net investment income	.34	.37
Net realized and unrealized gain	4.93	3.72
Total from investment operations	5.27	4.09
Distributions from:
Net investment income	(.35)	(.25)
Net realized gain	(2.93)	—
Total distributions	(3.28)	(.25)
Total increase (decrease) in net asset value	1.99	3.84
Net asset value, ending	$27.15	$25.16

Total return*	22.49%	19.35%
Ratios to average net assets:A
Net investment income	1.74%	1.84%
Total expenses	.98%	1.07%
Expenses before offsets	.96%	1.06%
Net expenses	.96%	1.05%
Portfolio turnover	82%	120%
Net assets, ending (in thousands)	$181,672	$124,197

See notes to financial highlights.

Financial Highlights

	Periods Ended
	September 30,	September 30,
Class Y Shares	2010 (z)	2009# (z)
Net asset value, beginning	$14.34	$11.45
Income from investment operations:
Net investment income	.08	.17
Net realized and unrealized gain (loss)	.17	2.76
Total from investment operations	.25	2.93
Distributions from:
Net investment income	(.06)	(.01)
Net realized gain	—	(.03)
Total distributions	(.06)	(.04)
Total increase (decrease) in net asset value	0.19	2.89
Net asset value, ending	$14.53	$14.34

Total return*	1.73%	25.75%
Ratios to average net assets:A
Net investment income	.61%	1.52% (a)
Total expenses	2.14%	5.91% (a)
Expenses before offsets	1.39%	1.39% (a)
Net expenses	1.39%	1.39% (a)
Portfolio turnover	133%	100%
Net assets, ending (in thousands)	$2,790	$702

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)   Annualized.

(z)      Per share figures are calculated using the Average Share Method.

*   Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

**  Distribution is less than $0.01 per share.

#      From October 31, 2008, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Director and Officer Information Table

				# of Calvert Portfolios Overseen	Other Directorships
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 61	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national nonprofit, First People’s Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People’s Worldwide is the only American Indian alternative development institute in the country.	17	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 62	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29	None
JOHN G. GUFFEY, JR. AGE: 62	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 47	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	17	• Bridgeway Funds (14)

JOY V. JONES AGE:60	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney.	17	• Director, Conduit Street Restaurants Limited
TERRENCE J. MOLLNER, Ed.D. AGE: 65	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider in Amherst, MA.	17	• Calvert Social Investment Foundation • Ben & Jerry's Homemade, Inc. • ArtNOW, Inc. • Yourolivebranch.org
SYDNEY AMARA MORRIS AGE: 61	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	17	None

INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 58	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	51	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
D. WAYNE SILBY, Esq. AGE: 62	Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Giving Assets, Inc. • Studio School Fund • Syntao.com China • The Ice Organization
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group, Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.

IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
PATRICK FAUL AGE: 45	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. (“CAMCO”) since 2008, and Head of Credit Research for CAMCO since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008) for CAMCO.

TRACI L. GOLDT AGE: 36	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 45	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 54	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc. and Chief Investment Officer – Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 63	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice resident	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer -Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER CPA AGE: 58	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.

MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Calvert Administrative Services Company.

The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

 To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS,

330 West 9th Street

Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Calvert World Values international Equity fund

Calvert’s

Family of Funds

Tax-Exempt Money
Market Funds

CTFR Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Municipal Funds

Calvert Tax-Free Bond Fund

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Long-Term Income Fund

Ultra-Short Income Fund

Government Fund

Short-Term Government Fund

High Yield Bond Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Calvert Large Cap Value Fund

Calvert Social Index Fund

Capital Accumulation Fund

CWV International Equity Fund
New Vision Small Cap Fund

Small Cap Value Fund

Mid Cap Value Fund

Global Alternative Energy Fund

Global Water Fund

International Opportunities Fund

Balanced and Asset

Allocation Funds

CSIF Balanced Portfolio

Calvert Conservative Allocation Fund

Calvert Moderate Allocation Fund

Calvert Aggressive Allocation Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Calvert Capital

Accumulation Fund

Annual Report

September 30, 2010

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TABLE
OF CONTENTS

4      President’s Letter

7      SRI Update

9      Portfolio Management Discussion

14     Shareholder Expense Example

16     Report of Independent Registered Public Accounting Firm

17     Statement of Net Assets

21     Statement of Operations

22     Statements of Changes in Net Assets

24     Notes to Financial Statements

30     Financial Highlights

35     Explanation of Financial Tables

37     Proxy Voting and Availability of Quarterly Portfolio    Holdings

38     Director and Officer Information Table

Dear Shareholders:

Over the 12-month reporting period, the U.S. financial markets and economy continued to recover, in fits and starts, from the “Great Recession.” As economic data vacillated between good and bad news on employment, housing trends, business strength, and consumer confidence, market volatility and investor sentiment also see-sawed.

During the winter, investors became less risk averse, pouring money into higher-yielding areas of the bond market as well as stocks, which reached 18-month highs in March. Later in the spring, however, investor sentiment took an abrupt turn as confidence in the   global economic recovery waned and fears of a double-dip recession grew. Following a dismal August for the stock market, September saw a surge in stock prices lifted by strong corporate earnings reports and renewed investor interest in bargain-priced stocks. In the bond market, Treasury yields moved lower over the 12-month reporting period and corporate bonds generally performed well.

Economic Recovery Slow But on Track

Looking ahead, the pace of economic recovery has clearly slowed, causing Federal Reserve (Fed) Chairman Ben Bernanke to say that the Fed stands ready to use all of the tools at its disposal to reinvigorate the U.S. economy.  In our view, while the country faces sobering challenges related to the unemployment rate, high levels of government debt, and the stumbling housing market, we also see encouraging signs of economic recovery. Overall, companies have strong balance sheets and cash positions, have reported stronger-than-expected corporate earnings, and are investing in their businesses. Consumers are generally “deleveraging” by saving more and paying down their debt.  Financial reform is under way in the U.S. that may help reassure investors and stabilize the markets. Globally, central banks around the world are continuing to pursue extremely accommodative monetary policies to encourage economic recovery.

In this transitional environment, we believe that both the equity and fixed-income markets are likely to continue to be somewhat volatile. In our view, investment strategies that include sustainability criteria may be better positioned to weather these uncertainties and provide long-term value.

Markets Challenged, But Gain Ground

Despite the volatility over the course of the 12-month reporting period, domestic and international stocks had moved solidly ahead by the end of the period. U.S. stock indexes reported 12-month gains across all styles, strategies, and capitalization ranges. The large-cap Russell 1000 Index and the Standard & Poor’s 500 Index returned 10.75% and 10.16%, respectively. Mid-cap stocks were the top-performing category, with the Russell Midcap Index up 17.54%, while the small-cap Russell 2000 Index rose 13.35%. In terms of style, growth stocks moderately outpaced value stocks. On the international front, the MSCI EAFE Investable Market Index (IMI), a benchmark for international stocks, edged up 4.23%, and the MSCI Emerging Markets IMI was up 21.97%.

In the fixed-income markets, the Barclays Capital U.S. Credit Index, a market barometer for investment-grade bonds, was up 11.67%. In line with the Fed’s federal funds rate target of  0% to 0.25%, money market returns remained very low.

The Gulf of Mexico Oil Spill and the Extractives Industry

In the wake of the April 20 oil spill in the Gulf of Mexico, Americans have continued to grapple with the devastation caused by the spill and its long-term environmental, societal, and economic implications. Calvert shares the concern and the frustration felt by the millions of people affected by this tragedy.

Following the spill, Calvert met with BP officials, urging BP not only to clean up the current spill, but also to implement stronger safety and process management standards for its contractors. We are also evaluating how our advocacy objectives with deepwater oil-drilling companies may help prevent such disasters in the future.

In terms of extraction methodologies, Calvert has long recognized that as readily accessible supplies of oil and gas dry up, companies may be forced to seek mineral resources in countries with poor governance, weak rule of law, and high levels of corruption. Accordingly, over the past two years, we have been a leading advocate for transparency requirements for extractive industries. In July, the U.S. Congress passed legislation requiring companies to disclose payments that they make to the U.S. or foreign governments for the purpose of commercial development of oil, natural gas, or minerals. We believe this legislation is a milestone toward helping advance environmental sustainability in this industry.

In our view, the oil spill also underlines the urgency for expanded investment—with greater federal incentives—in alternative energy sources.

Financial Reform Under Way

Looking ahead, long-awaited financial reform is under way with Congressional passage of the largest financial reform bill since the Great Depression. The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) is designed to address inadequate regulation of Wall Street firms and the type of unrestrained environment that contributed to the credit crisis of 2008 and the ensuing global market meltdown. The Dodd-Frank Act seeks to establish strong consumer protections, shield taxpayers from future corporate bailouts, shine a light on the “shadow markets” and derivatives trading, and expand the role of shareholders in corporate governance. While these goals are laudable, the impact of the Dodd-Frank Act on the financial industry—and ultimately its ability to prevent another financial crisis—must stand the test of time.

As the Obama administration and Congress work to implement key financial reforms, we believe that over time these efforts may work to redress some systemic imbalances in the financial system and provide additional stability to the economy and markets.

Review Your Portfolio Allocations

In our view, the financial markets are likely to be in transition for some time as the government tackles financial reform, the global economy continues to recover, and political elections in the U.S. impact a variety of government policies. Now may be an opportune time to review your overall investment strategy and portfolio allocations with your financial advisor. Check to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your investment goals, stage of life, and attitude toward risk.

For up-to-date economic and market commentary from Calvert professionals, along with information on current Calvert sustainability initiatives, please visit our website,
www.calvert.com.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2010

Sri

Update

from the Calvert Sustainability Research Department

As the fallout from the financial crisis continues to prove, responsible management of environmental, social, and governance (ESG) factors isn’t just “nice to do”—it’s essential to keeping our companies and our economy healthy and strong. Therefore, Calvert continues to work hard to ensure that you have a say in charting new paths to a more prosperous future.

Shareholder Advocacy

For the 2010 proxy season, Calvert filed a record 45 resolutions—including 30 as the lead filer. Issues covered by the resolutions focused on climate change, board and employee diversity, executive compensation, sustainability reporting, and political contributions. Thus far, we have negotiated 31 successful withdrawals after the companies have agreed to address our objectives.

The resolutions featured two new issues this year—climate change adaptation and board chair independence. Our resolutions on the first topic  asked Kroger and Dover Corporation to report on how each plans to assess and manage the business impacts of climate change. Dover management agreed, so the resolution was successfully withdrawn. At Kroger, the resolution received strong support with 40% of shareholders voting in favor of it.

The second new issue recommended that Chesapeake Energy and Eaton Corporation separate the Board of Directors Chair and CEO positions to strengthen the Board’s oversight of company management and accountability to shareholders (which is emerging as a corporate governance best practice). Both resolutions were successfully withdrawn after management agreed to appoint a Lead Independent Director.

Community Investments

Many of our Funds participate in Calvert’s High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1

The Foundation recently launched its Green Strategies to Fight Poverty™ investment initiative, which allows investors to target their Community Investment Note investments to organizations and projects that both fight poverty and protect the environment.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues.  CSIF Equity Portfolio has invested in Marrone Bio Innovations, which uses bio-based systems to control pests and weeds and recently received emergency-use approval from the EPA to sell its new invasive mussel control system in certain areas of the western U.S. The company also submitted a second organic herbicide product, for use on both organic and industrial farms, for approval to the EPA.

Calvert Large Cap Growth Fund invested in the Berkeley Renewable Energy Asia Fund, which brings power to areas of the world without access to a central power grid. Led by a management team with a long history in the industry, Berkeley mitigates construction risk by helping communities build the plants and then selling them to a service provider once they’re up and running.2

1   As of September 30, 2010, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced Portfolio 0.94%, CSIF Bond Portfolio 0.34%, CSIF Equity Portfolio 0.52%, Calvert Capital Accumulation Fund 1.29%, Calvert World Values International Equity Fund 1.19%, Calvert New Vision Small Cap Fund 0.78%, and Calvert Large Cap Growth Fund 0.56%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation’s Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2   As of September 30, 2010, Marrone Bio Innovations represented 0.05% of CSIF Equity Portfolio; Berkeley Renewable Energy Asia Fund represented 0.002% of Calvert Large Cap Growth Fund. All holdings are subject to change without notice.

As of September 30, 2010, the following companies represented the following percentages of Fund net assets: Kroger represented 0% of all Calvert SRI funds. Dover Corporation represented 0.15% of Calvert Social Index Fund. Chesapeake Energy represented 0.22% of CSIF Balanced Portfolio, 0.79% of CSIF Bond Portfolio, and 0.22% of Calvert Social Index Fund. Eaton Corporation represented 0.52% of CSIF Enhanced Equity Portfolio and 0.20% of Calvert Social Index Fund. All holdings are subject to change without notice.

Portfolio Management Discussion

Michelle Clayman
Nathaniel Paull
of New Amsterdam Partners LLC

Performance

In the 12 months ended September 30, 2010, Calvert Capital Accumulation Fund returned 20.38%. This compares with 18.27% for the benchmark Russell Midcap Growth Index.  Strong stock selection drove the Fund’s outperformance.

Investment Climate

After the financial and economic turmoil that began in 2008, the U.S. economy shrank by 2.5% in 2009.  The stock market continued its fall until the beginning of March, then staged a sharp rally once signs of economic improvement appeared--bringing to a close the worst decade on record for U.S. stock performance.  The “Great Recession” appeared to be ending last year and although it involved a lot of pain, it proved less dire than many had feared. Gross domestic product (GDP) growth turned positive in the second half of 2009 and that trend calvert capital accumulation fund

September 30, 2010

Investment Performance
(total return at NAV*)

	6 Months	12 Months
	ended	ended
	9/30/10	9/30/10
Class A	2.01%	20.38%
Class B	1.47%	19.08%
Class C	1.60%	19.39%
Class I	2.47%	21.47%
Russell Midcap Growth Index	2.95%	18.27%
Lipper Mid-Cap Growth Funds Average	3.13%	17.14%

Ten Largest Stock Holdings
	% of Net Assets
Syntel, Inc.	3.3%
FMC Technologies, Inc.	3.2%
WABCO Holdings, Inc.	3.0%
Teradata Corp.	3.0%
HealthSpring, Inc.	2.8%
Nalco Holding Co.	2.8%
Deckers Outdoor Corp.	2.8%
Wright Express Corp.	2.7%
Itron, Inc.	2.7%
Affiliated Managers Group, Inc.	2.7%
Total	29.0%

Economic Sectors	% of total investments
Consumer Discretionary	21.0%
Consumer Staples	4.8%
Energy	5.7%
Financials	7.4%
Government	2.0%
Health Care	12.2%
Industrials	11.7%
Information Technology	22.9%
Materials	6.0%
Telecommunication Services	4.4%
Utilities	1.9%
Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

continued into this year as the government’s stimulus efforts worked their way through the economy.

The unemployment rate stayed at an alarmingly high 9.6% as of September but the economy did start posting modest net job gains.  The employment situation and housing market continued to pressure consumer incomes, yet personal consumption expenditures have risen modestly--admittedly, from very depressed levels. Low capacity utilization rates and wage growth are keeping inflation down, although the Federal Reserve recently said its next moves are to increase inflation in the hope of increasing growth.

Despite May’s sharp sell off, which was triggered by the euro-zone’s sovereign debt crisis, the U.S. stock market rose nearly 11% over the past 12 months, with much of the gains coming from a rally in the third quarter of 2010. Valuations in U.S. equities still appear reasonable, given that corporate profits have stayed strong and balance sheets are solid.  While the continued shift out of U.S. equities has dampened returns, it has also made prices and valuations more attractive to savvy buyers.

Overall, some good news on the economic front propelled the stock market higher, with returns of 17.54% for the Russell Mid Cap Index and 10.75% for large-cap stocks, as represented by the Russell 1000 Index. Among mid-caps, growth topped value, with returns of 16.93% for the Russell Mid Cap Value Index and 18.27% for the Russell Mid Cap Growth Index.

Portfolio Strategy

During the past 12 months, the stock market recovery helped many of our holdings reach their price targets. Therefore, stock selection was the primary reason for the Fund’s outperformance. Mining company Bucyrus International (40.1%),1 commercial vehicle calvert capital accumulation fund

September 30, 2010

Average Annual Total Returns

Class A Shares	(with max. load)
One year	14.68%
Five year	0.56%
Ten year	-2.33%

Class B Shares	(with max. load)
One year	14.15%
Five year	0.38%
Ten year	-2.76%

Class C Shares	(with max. load)
One year	18.46%
Five year	0.76%
Ten year	-2.64%
Class I Shares*
One year	21.47%
Five year	2.45%
Ten year	-0.87%

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through June 3, 2003.

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends.  The result is compared with benchmarks that include a broad based market index and a Lipper peer group average.  Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.  The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com.  The gross expense ratio from the current prospectus for Class A shares is 1.88%.  This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.  Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

parts supplier Wabco Holdings (47.5%), and TRW Automotive (38.5%) were a few of our strong performers.

Stock picks in Information Technology, Health Care, Energy, Utilities, and Industrials added value. In Information Technology, Sybase advanced 67.5% on its acquisition by SAP and the trend toward 3-D video moved Dolby Laboratories 33.4% higher. Both stocks were subsequently sold after their price run-ups. Strong earnings and takeover speculation drove new holding Teradata up 34.4%.

In Health Care, HealthSpring  recovered nicely with a gain of 89.8%, driven in part by its well-received acquisition of privately held Bravo Health. In Energy and Consumer Discretionary, FMC Technologies improved 30.7%, thanks to a rebound in new orders, and Deckers Outdoors advanced 76.6% on better-than-expected sales growth.

However, our stock picking was weak in Consumer Discretionary, Consumer Staples, and Materials. Consumer Discretionary stocks GameStop lost 29.7% on weak video game sales and increasing competition, ITT Educational Services declined 22.4% due to regulatory headwinds, and Tupperware fell 15.7% due to accounting irregularities in a Russian subsidiary. All three were subsequently sold. Consumer Staples holding Del Monte Foods fell 12.3% in a more difficult promotional environment. Praxair rose 4.4% but weak earnings led it to lag its Materials sector peers before it was sold.

Overall, the Fund’s sector allocations detracted from its relative performance. Although overweights to Telecommunications and Consumer Discretionary boosted returns, this was more than offset by other sector allocations--such as an overweight to Utilities and underweight to Industrials.  At period-end, the Fund had overweights to the Utilities and Telecommunications sectors and an underweight to Information Technology.

Outlook

There seems to be little appetite for further stimulus measures, and spending cuts will weigh on economic growth in the near term. As a result, we expect GDP growth of 2% to 2.5% in 2011, much lower than the estimated 3.7% rate needed to get the economy back to its pre-recession path.

In the longer term, we expect the U.S. economy to have positive but sub-par growth. Enormous budget deficits overhang the U.S. economy. These deficits will need to be paid for one way or another, and this can only be done by raising taxes, cutting spending, or monetizing the debt and “inflating our way out of it.” The latter is seen as being good for the markets (though we question its long-term efficacy).  The market may also rise after the elections if the Bush era tax cuts are extended.

The largest risk on the horizon is a double-dip recession. While we think that is unlikely, the odds of it happening have increased.  A resurgence of the sovereign debt crisis, increased global terrorism activity, or a marked slowdown in emerging-market growth could each trigger a drop in U.S. economic activity.

Meanwhile, with strong corporate profits and solid balance sheets, valuations of U.S. equities appear reasonable.  In the near term, we expect U.S. equities to continue to rise until year end, with further modest increases in 2011.

In environments like these, we believe it’s important to  continue to focus on companies with solid earnings power and cash flow generation, good quality financial statements, and reasonable valuations.

October 2010

1 All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of September 30, 2010, the following companies represented the following percentages of Fund net assets: Bucyrus International 0%, Wabco Holding 3.06%, TRW Automotive 2.60%, Sybase 0%, Dolby Laboratories 0%, Teradata 3.05%, HealthSpring 2.84%, FMC Technologies 3.26%, Deckers Outdoors 2.79%,  GameStop 0%, ITT Educational Services 0%, Tupperware 0%, Del Monte Foods 2.36%, and Praxair 0%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 to September 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/10	9/30/10	4/1/10 - 9/30/10
Class A
Actual	$1,000.00	$1,020.10	$8.74
Hypothetical	$1,000.00	$1,016.42	$8.72
(5% return per
year before expenses)
Class B
Actual	$1,000.00	$1,014.70	$14.22
Hypothetical	$1,000.00	$1,010.95	$14.19
(5% return per
year before expenses)
Class C
Actual	$1,000.00	$1,016.00	$12.66
Hypothetical	$1,000.00	$1,012.51	$12.64
(5% return per
year before expenses)
Class I
Actual	$1,000.00	$1,024.70	$4.37
Hypothetical	$1,000.00	$1,020.76	$4.36
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.73%, 2.82%, 2.51% and 0.86% for Class A, Class B, Class C, and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

REPORT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert Capital Accumulation Fund:

We have audited the accompanying statement of net assets of the Calvert Capital Accumulation Fund (the Fund), a series of the Calvert World Values Fund, Inc., as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with custodians and brokers or other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Capital Accumulation Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
November 24, 2010

STATEMENT OF NET ASSETS

september 30, 2010

Equity Securities - 95.8%	Shares	Value
Auto Components - 2.6%
TRW Automotive Holdings Corp.*	66,500	$2,763,740

Building Products - 2.5%
Lennox International, Inc.	63,500	2,647,315

Capital Markets - 2.6%
Affiliated Managers Group, Inc.*	36,600	2,855,166

Chemicals - 4.2%
Ecolab, Inc.	30,900	1,567,866
Nalco Holding Co.	118,500	2,987,385
		4,555,251

Communications Equipment - 1.3%
Harris Corp.	30,900	1,368,561

Diversified Financial Services - 2.2%
IntercontinentalExchange, Inc.*	23,000	2,408,560

Electronic Equipment & Instruments - 4.8%
Amphenol Corp.	46,300	2,267,774
Itron, Inc.*	46,900	2,871,687
		5,139,461

Energy Equipment & Services - 5.6%
FMC Technologies, Inc.*	50,800	3,469,132
Unit Corp.*	69,200	2,580,468
		6,049,600

Food Products - 2.3%
Del Monte Foods Co.	191,500	2,510,565

Gas Utilities - 1.9%
Energen Corp.	43,900	2,007,108

Health Care Equipment & Supplies - 0.5%
Hospira, Inc.*	9,300	530,193

Equity Securities - Cont’d	Shares	Value
Health Care Providers & Services - 6.2%
AmerisourceBergen Corp.	61,400	$1,882,524
HealthSpring, Inc.*	117,000	3,023,280
Lincare Holdings, Inc.	71,300	1,788,917
		6,694,721

Household Products - 2.4%
Church & Dwight Co., Inc.	40,100	2,604,094

Insurance - 1.2%
Torchmark Corp.	23,800	1,264,732

IT Services - 11.6%
Global Payments, Inc.	63,600	2,727,804
Syntel, Inc.	79,100	3,519,950
Teradata Corp.*	84,100	3,242,896
Wright Express Corp.*	81,800	2,921,078
		12,411,728

Leisure Equipment & Products - 1.8%
Polaris Industries, Inc.	29,500	1,920,450

Life Sciences - Tools & Services - 4.4%
Mettler-Toledo International, Inc.*	16,900	2,103,036
Waters Corp.*	37,600	2,661,328
		4,764,364

Machinery - 9.5%
Flowserve Corp.	19,600	2,144,632
Gardner Denver, Inc.	50,600	2,716,208
The Toro Co.	37,000	2,080,510
WABCO Holdings, Inc.*	77,700	3,258,738
		10,200,088

Media - 1.8%
Gannett Co., Inc.	154,600	1,890,758

Metals & Mining - 1.7%
Reliance Steel & Aluminum Co.	43,300	1,798,249

Multiline Retail - 2.0%
Nordstrom, Inc.	57,400	2,135,280

Equity Securities - Cont’d	Shares	Value
Pharmaceuticals - 2.9%
Endo Pharmaceuticals Holdings, Inc.*	54,500	$1,811,580
Forest Laboratories, Inc.*	41,000	1,268,130
		3,079,710

Semiconductors & Semiconductor Equipment - 3.1%
Hittite Microwave Corp.*	19,600	933,940
National Semiconductor Corp.	185,100	2,363,727
		3,297,667

Specialty Retail - 4.7%
Advance Auto Parts, Inc.	39,000	2,288,520
Ross Stores, Inc.	50,600	2,763,772
		5,052,292

Textiles, Apparel & Luxury Goods - 5.0%
Deckers Outdoor Corp.*	59,400	2,967,624
Hanesbrands, Inc.*	91,600	2,368,776
		5,336,400

Trading Companies & Distributors - 2.6%
WESCO International, Inc.*	72,100	2,832,809

Wireless Telecommunication Services - 4.4%
NII Holdings, Inc.*	51,800	2,128,980
Syniverse Holdings, Inc.*	115,300	2,613,851
		4,742,831

Total Equity Securities (Cost $89,360,931)		102,861,693

	Principal
High Social Impact Investments - 1.3%	Amount
Calvert Social Investment Foundation Notes,
1.17%, 7/1/11 (b)(i)(r)	$1,419,488	1,371,921

Total High Social Impact Investments (Cost $1,419,488)		1,371,921

U.S. Government Agencies	Principal
and Instrumentalities - 1.9%	Amount	Value
Federal Home Loan Bank Discount Notes, 10/1/10	$2,100,000	$2,100,000

Total U.S. Government Agencies and Instrumentalities
(Cost $2,100,000)		2,100,000

TOTAL INVESTMENTS (Cost $92,880,419) - 99.0%		106,333,614
Other assets and liabilities, net - 1.0%		1,026,242
Net Assets - 100%		$107,359,856

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 3,475,697 shares outstanding		$78,663,310
Class B: 187,826 shares outstanding		5,949,071
Class C: 438,412 shares outstanding		9,088,667
Class I: 268,469 shares outstanding		6,209,165
Accumulated net realized gain (loss) on investments		(6,003,552)
Net unrealized appreciation (depreciation) on investments		13,453,195

Net Assets		$107,359,856

Net Asset Value Per Share:
Class A (based on net assets of $86,634,990)		$24.93
Class B (based on net assets of $4,137,682)		$22.03
Class C (based on net assets of $9,449,351)		$21.55
Class I (based on net assets of $7,137,833)		$26.59

Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes, 1.17%, 7/1/11	7/1/08	$1,419,488

(b)   This security was valued by the Board of Directors. See note A.

(i)    Restricted securities represent 1.3% of the net assets of the fund.

(r)    The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

*   Non-income producing

See notes to financial statements.

Statement of Operations

year ended september 30, 2010

Net Investment Income
Investment Income:
Dividend income	$640,558
Interest income	23,803
Total investment income	664,361

Expenses:
Investment advisory fee	641,942
Transfer agency fees and expenses	324,085
Administrative fees	238,010
Distribution Plan expenses:
Class A	277,161
Class B	46,062
Class C	90,377
Directors’ fees and expenses	12,074
Custodian fees	31,665
Registration fees	45,113
Reports to shareholders	77,408
Professional fees	25,266
Miscellaneous	8,145
Total expenses	1,817,308
Reimbursement from Advisor:
Class B	(78)
Class I	(15,215)
Fees paid indirectly	(587)
Net expenses	1,801,428

Net Investment Income (Loss)	(1,137,067)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	13,500,374
Change in unrealized appreciation (depreciation)	5,739,164

Net Realized and Unrealized Gain
(Loss) on Investments	19,239,538

Increase (Decrease) in Net Assets
Resulting From Operations	$18,102,471

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income (loss)	($1,137,067)	($811,224)
Net realized gain (loss)	13,500,374	(13,562,431)
Change in unrealized appreciation (depreciation)	5,739,164	2,549,748

Increase (Decrease) in Net Assets
Resulting From Operations	18,102,471	(11,823,907)

Capital share transactions:
Shares sold:
Class A shares	14,410,519	10,271,700
Class B shares	305,711	340,561
Class C shares	808,515	582,113
Class I shares	3,104,135	861,998
Redemption fees:
Class A shares	351	11,208
Class B shares	198	89
Class C shares	5	82
Shares redeemed:
Class A shares	(14,759,050)	(14,039,663)
Class B shares	(1,786,946)	(2,151,260)
Class C shares	(1,203,164)	(1,290,548)
Class I shares	(828,967)	(379,390)
Total capital share transactions	51,307	(5,793,110)

Total Increase (Decrease) in Net Assets	18,153,778	(17,617,017)

Net Assets
Beginning of year	89,206,078	106,823,095
End of year	$107,359,856	$89,206,078

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2010	2009
Shares sold:
Class A shares	623,033	590,092
Class B shares	14,768	22,798
Class C shares	39,504	38,543
Class I shares	126,782	47,056
Shares redeemed:
Class A shares	(638,692)	(803,556)
Class B shares	(86,086)	(139,206)
Class C shares	(60,274)	(86,788)
Class I shares	(33,638)	(20,223)
Total capital share activity	(14,603)	(351,284)

See notes to financial statements.

Notes to Financial Statements

Note A — Significant Accounting Policies

General:  The Calvert Capital Accumulation Fund (the “Fund”), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Effective March 1, 2010, Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A Shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2010 securities valued at $1,371,921, or 1.3% of net assets, were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.  For additional information on the Fund’s policy regarding valuation of investments, please refer to the Fund’s most recent prospectus.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2010:

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$102,861,693	—	—	$102,861,693
U.S. government obligations	—	$2,100,000	—	2,100,000
Other debt obligations	—	—	$1,371,921	1,371,921
TOTAL	$102,861,693	$2,100,000	$1,371,921**	$106,333,614

*  For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

**Level 3 securities represent 1.3% of net assets.

Repurchase Agreements:  The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities:  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund’s Statement of Net Assets.

Security Transactions and Net Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares).  The redemption fee is payable to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements:  The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010.  At this time, management is evaluating the implications of ASU No. 2010-06 disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures and its impact on the financial statements has not been determined.

Note B — Related Party Transactions

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund’s average daily net assets. Under the terms of the agreement, $55,511 was payable at year end.  In addition, $31,604 was payable at year end for operating expenses paid by the Advisor during September 30, 2010.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011 for Class I. The contractual expense cap is 0.86%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly of .25% for Class A, Class B and Class C, and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $20,501 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of Class A, Class B, and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .35%, 1.00% and 1.00% of the Fund’s average daily net assets of Class A, Class B, and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $34,990 was payable at year end.

The Distributor received $26,325 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2010.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CSSI received a fee of $83,455 for the year ended September 30, 2010. Under the terms of the agreement, $6,860 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chairs and Committee chairs ($10,000 for Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Director’s fees are allocated to each of the funds served.

Note C — Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $83,800,849 and $87,035,002, respectively.

Capital Loss Carryforwards
Expiration Date
30-Sep-17	$5,740,332

Capital losses may be utilized to offset future capital gains until expiration.

As of September 30, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$15,011,664
Unrealized (depreciation)	(1,821,689)
Net unrealized appreciation/(depreciation)	$13,189,975
Capital loss carryforward	($5,740,332)
Federal income tax cost of investments	$93,143,639

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent difference causing such reclassification for the Fund is the tax treatment of net operating losses.

Undistributed net investment income	$1,137,067
Paid-in capital	(1,137,067)

Note D — Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2010. For the year ended September 30, 2010, borrowings by the Fund under the agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$5,058	1.54%	$509,924	July 2010

Note E - Subsequent Events

In preparing the financial statements as of September 30, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2010	2009	2008
Net asset value, beginning	$20.71	$23.00	$28.11
Income from investment operations:
Net investment income (loss)	(.25)	(.17)	(.21)
Net realized and unrealized gain (loss)	4.47	(2.12)	(4.49)
Total from investment operations	4.22	(2.29)	(4.70)
Distributions from:
Net realized gain	—	—	(.41)
Total distributions	—	—	(.41)
Total increase (decrease) in net asset value	4.22	(2.29)	(5.11)
Net asset value, ending	$24.93	$20.71	$23.00
Total return*	20.38%	(9.96%)	(16.97%)
Ratios to average net assets:A
Net investment income (loss)	(1.08%)	(.92%)	(.79%)
Total expenses	1.76%	1.88%	1.66%
Expenses before offsets	1.76%	1.88%	1.66%
Net expenses	1.76%	1.88%	1.65%
Portfolio turnover	87%	72%	49%
Net assets, ending (in thousands)	$86,635	$72,289	$85,195

	Years Ended
	September 30,	September 30,
Class A Shares	2007(z)	2006
Net asset value, beginning	$24.02	$23.42
Income from investment operations:
Net investment income (loss)	(.26)	(.27)
Net realized and unrealized gain	4.35	.87
Total from investment operations	4.09	.60
Total increase (decrease) in net asset value	4.09	.60
Net asset value, ending	$28.11	$24.02

Total return*	17.03%	2.56%
Ratios to average net assets:A
Net investment income (loss)	(.98%)	(1.05%)
Total expenses	1.66%	1.71%
Expenses before offsets	1.66%	1.71%
Net expenses	1.64%	1.69%
Portfolio turnover	47%	31%
Net assets, ending (in thousands)	$107,976	$103,499

See notes to financial highlights.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2010	2009	2008
Net asset value, beginning	$18.50	$20.78	$25.66
Income from investment operations:
Net investment income (loss)	(.53)	(.39)	(.47)
Net realized and unrealized gain (loss)	4.06	(1.89)	(4.00)
Total from investment operations	3.53	(2.28)	(4.47)
Distributions from:
Net realized gain	—	—	(.41)
Total distributions	—	—	(.41)
Total increase (decrease) in net asset value	3.53	(2.28)	(4.88)
Net asset value, ending	$22.03	$18.50	$20.78
Total return*	19.08%	(10.97%)	(17.70%)
Ratios to average net assets:A
Net investment income (loss)	(2.17%)	(2.04%)	(1.73%)
Total expenses	2.84%	2.99%	2.57%
Expenses before offsets	2.84%	2.99%	2.57%
Net expenses	2.84%	2.99%	2.56
Portfolio turnover	87%	72%	49%
Net assets, ending (in thousands)	$4,138	$4,793	$7,803

	Years Ended
	September 30,	September 30,
Class B Shares	2007 (z)	2006
Net asset value, beginning	$22.13	$21.76
Income from investment operations:
Net investment income (loss)	(.45)	(.49)
Net realized and unrealized gain (loss)	3.98	.86
Total from investment operations	3.53	.37
Total increase (decrease) in net asset value	3.53	.37
Net asset value, ending	$25.66	$22.13

Total return*	15.95%	1.70%
Ratios to average net assets:A
Net investment income (loss)	(1.86%)	(1.91%)
Total expenses	2.54%	2.57%
Expenses before offsets	2.54%	2.57%
Net expenses	2.52%	2.55%
Portfolio turnover	47%	31%
Net assets, ending (in thousands)	$11,613	$13,752

See notes to financial highlights.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2010	2009	2008
Net asset value, beginning	$18.05	$20.20	$24.93
Income from investment operations:
Net investment income (loss)	(.39)	(.28)	(.38)
Net realized and unrealized gain (loss)	3.89	(1.87)	(3.94)
Total from investment operations	3.50	(2.15)	(4.32)
Distributions from:
Net realized gain	—	—	(.41)
Total distributions	—	—	(.41)
Total increase (decrease) in net asset value	3.50	(2.15)	(4.73)
Net asset value, ending	$21.55	$18.05	$20.20
Total return*	19.39%	(10.64%)	(17.62%)
Ratios to average net assets:A
Net investment income (loss)	(1.87%)	(1.75%)	(1.57%)
Total expenses	2.54%	2.71%	2.42%
Expenses before offsets	2.54%	2.71%	2.42%
Net expenses	2.54%	2.70%	2.42%
Portfolio turnover	87%	72%	49%
Net assets, ending (in thousands)	$9,449	$8,287	$10,252

	Years Ended
	September 30,	September 30,
Class C Shares	2007 (z)	2006
Net asset value, beginning	$21.47	$21.10
Income from investment operations:
Net investment income (loss)	(.41)	(.42)
Net realized and unrealized gain (loss)	3.87	.79
Total from investment operations	3.46	.37
Total increase (decrease) in net asset value	3.46	.37
Net asset value, ending	$24.93	$21.47

Total return*	16.12%	1.75%
Ratios to average net assets:A
Net investment income (loss)	(1.74%)	(1.84%)
Total expenses	2.42%	2.49%
Expenses before offsets	2.42%	2.49%
Net expenses	2.41%	2.47%
Portfolio turnover	47%	31%
Net assets, ending (in thousands)	$13,275	$12,831

See notes to financial highlights.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2010	2009	2008
Net asset value, beginning	$21.89	$24.06	$29.16
Income from investment operations:
Net investment income (loss)	(.04)	.02	**
Net realized and unrealized gain (loss)	4.74	(2.19)	(4.69)
Total from investment operations	4.70	(2.17)	(4.69)
Distributions from:
Net realized gain	—	—	(.41)
Total distributions	—	—	(.41)
Total increase (decrease) in net asset value	4.70	(2.17)	(5.10)
Net asset value, ending	$26.59	$21.89	$24.06
Total return*	21.47%	(9.02%)	(16.31%)
Ratios to average net assets:A
Net investment income (loss)	(.19%)	.10%	.01%
Total expenses	1.12%	1.28%	1.18%
Expenses before offsets	.86%	.86%	.87%
Net expenses	.86%	.86%	.86%
Portfolio turnover	87%	72%	49%
Net assets, ending (in thousands)	$7,138	$3,837	$3,573

	Years Ended
	September 30,	September 30,
Class I Shares	2007 (z)	2006
Net asset value, beginning	$24.73	$23.89
Income from investment operations:
Net investment income (loss)	(.05)	(.02)
Net realized and unrealized gain (loss)	4.48	.86
Total from investment operations	4.43	.84
Total increase (decrease) in net asset value	4.43	.84
Net asset value, ending	$29.16	$24.73

Total return*	17.91%	3.52%
Ratios to average net assets:A
Net investment income (loss)	(.19%)	(.20%)
Total expenses	1.14%	1.90%
Expenses before offsets	.87%	.88%
Net expenses	.86%	.86%
Portfolio turnover	47%	31%
Net assets, ending (in thousands)	$4,311	$3,273

See notes to financial highlights.

A       Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(z)    Per share figures are calculated using the Average Shares Method.

*   Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

**  Less than $0.01 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund’s expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods.  Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information.  The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745,  by visiting the Calvert website at www.calvert.com;  or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table

				# of Calvert Portfolios Overseen	Other Directorships
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 61	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national nonprofit, First People’s Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People’s Worldwide is the only American Indian alternative development institute in the country.	17	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 62	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29	None
JOHN G. GUFFEY, JR. AGE: 62	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 47	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	17	• Bridgeway Funds (14)

JOY V. JONES AGE:60	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney.	17	• Director, Conduit Street Restaurants Limited
TERRENCE J. MOLLNER, Ed.D. AGE: 65	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider in Amherst, MA.	17	• Calvert Social Investment Foundation • Ben & Jerry's Homemade, Inc. • ArtNOW, Inc. • Yourolivebranch.org
SYDNEY AMARA MORRIS AGE: 61	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	17	None

INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 58	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	51	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
D. WAYNE SILBY, Esq. AGE: 62	Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Giving Assets, Inc. • Studio School Fund • Syntao.com China • The Ice Organization
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group, Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.

IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
PATRICK FAUL AGE: 45	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. (“CAMCO”) since 2008, and Head of Credit Research for CAMCO since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008) for CAMCO.

TRACI L. GOLDT AGE: 36	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 45	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 54	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc. and Chief Investment Officer – Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 63	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice resident	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer -Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER CPA AGE: 58	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.

MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Calvert Administrative Services Company.

The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account

800-368-2748

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Branch Office

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Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS,

330 West 9th Street

Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Calvert capital accumulation fund

Calvert’s

Family of Funds

Tax-Exempt Money
Market Funds

CTFR Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Municipal Funds

Calvert Tax-Free Bond Fund

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

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Equity Funds

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CSIF Equity Portfolio

Calvert Large Cap Growth Fund

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Calvert Social Index Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

Small Cap Value Fund

Mid Cap Value Fund

Global Alternative Energy Fund

Global Water Fund

International Opportunities Fund

Balanced and Asset

Allocation Funds

CSIF Balanced Portfolio

Calvert Conservative Allocation Fund

Calvert Moderate Allocation Fund

Calvert Aggressive Allocation Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Calvert International Opportunities Fund

Annual Report

September 30, 2010

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TABLE
OF CONTENTS

4      President’s Letter
7      SRI Update

9      Portfolio Management Discussion

14     Shareholder Expense Example

16     Report of Independent Registered Public Accounting Firm

17     Statement of Net Assets

21     Statement of Operations

22     Statements of Changes in Net Assets

24     Notes to Financial Statements

31     Financial Highlights

35     Explanation of Financial Tables

37     Proxy Voting and Availability of Quarterly Portfolio Holdings

38     Director and Officer Information Table

Dear Shareholder:

Over the 12-month reporting period, the U.S. financial markets and economy continued to recover, in fits and starts, from the “Great Recession.” As economic data vacillated between good and bad news on employment, housing trends, business strength, and consumer confidence, market volatility and investor sentiment also see-sawed.

During the winter, investors became less risk averse, pouring money into higher-yielding areas of the bond market as well as stocks, which reached 18-month highs in March. Later in the spring, however, investor sentiment took an abrupt turn as confidence in the global economic recovery waned and fears of a double-dip recession grew. Following a dismal August for the stock market, September saw a surge in stock prices lifted by strong corporate earnings reports and renewed investor interest in bargain-priced stocks. In the bond market, Treasury yields moved lower over the 12-month reporting period and corporate bonds generally performed well.

Economic Recovery Slow But on Track

Looking ahead, the pace of economic recovery has clearly slowed, causing Federal Reserve (Fed) Chairman Ben Bernanke to say that the Fed stands ready to use all of the tools at its disposal to reinvigorate the U.S. economy.  In our view, while the country faces sobering challenges related to the unemployment rate, high levels of government debt, and the stumbling housing market, we also see encouraging signs of economic recovery. Overall, companies have strong balance sheets and cash positions, have reported stronger-than-expected corporate earnings, and are investing in their businesses. Consumers are generally “deleveraging” by saving more and paying down their debt.  Financial reform is under way in the U.S. that may help reassure investors and stabilize the markets. Globally, central banks around the world are continuing to pursue extremely accommodative monetary policies to encourage economic recovery.

In this transitional environment, we believe that both the equity and fixed-income markets are likely to continue to be somewhat volatile. In our view, investment strategies that include sustainability criteria may be better positioned to weather these uncertainties and provide long-term value.

Markets Challenged, But Gain Ground

Despite the volatility over the course of the 12-month reporting period, domestic and international stocks had moved solidly ahead by the end of the period. U.S. stock indexes reported 12-month gains across all styles, strategies, and capitalization ranges. The large-cap Russell 1000 Index and the Standard & Poor’s 500 Index returned 10.75% and 10.16%, respectively. Mid-cap stocks were the top-performing category, with the Russell Midcap Index up 17.54%, while the small-cap Russell 2000 Index rose 13.35%. In terms of style, growth stocks moderately outpaced value stocks. On the international front, the MSCI EAFE Investable Market Index (IMI), a benchmark for international stocks, edged up 4.23%, and the MSCI Emerging Markets IMI was up 21.97%.

In the fixed-income markets, the Barclays Capital U.S. Credit Index, a market barometer for investment-grade bonds, was up 11.67%. In line with the Fed’s federal funds rate target of  0% to 0.25%, money market returns remained very low.

The Gulf of Mexico Oil Spill and the Extractives Industry

In the wake of the April 20 oil spill in the Gulf of Mexico, Americans have continued to grapple with the devastation caused by the spill and its long-term environmental, societal, and economic implications. Calvert shares the concern and the frustration felt by the millions of people affected by this tragedy.

Following the spill, Calvert met with BP officials, urging BP not only to clean up the current spill, but also to implement stronger safety and process management standards for its contractors. We are also evaluating how our advocacy objectives with deepwater oil-drilling companies may help prevent such disasters in the future.

In terms of extraction methodologies, Calvert has long recognized that as readily accessible supplies of oil and gas dry up, companies may be forced to seek mineral resources in countries with poor governance, weak rule of law, and high levels of corruption. Accordingly, over the past two years, we have been a leading advocate for transparency requirements for extractive industries. In July, the U.S. Congress passed legislation requiring companies to disclose payments that they make to the U.S. or foreign governments for the purpose of commercial development of oil, natural gas, or minerals. We believe this legislation is a milestone toward helping advance environmental sustainability in this industry.

In our view, the oil spill also underlines the urgency for expanded investment—with greater federal incentives—in alternative energy sources.

Financial Reform Under Way

Looking ahead, long-awaited financial reform is under way with Congressional passage of the largest financial reform bill since the Great Depression. The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) is designed to address inadequate regulation of Wall Street firms and the type of unrestrained environment that contributed to the credit crisis of 2008 and the ensuing global market meltdown. The Dodd-Frank Act seeks to establish strong consumer protections, shield taxpayers from future corporate bailouts, shine a light on the “shadow markets” and derivatives trading, and expand the role of shareholders in corporate governance. While these goals are laudable, the impact of the Dodd-Frank Act on the financial industry—and ultimately its ability to prevent another financial crisis—must stand the test of time.

As the Obama administration and Congress work to implement key financial reforms, we believe that over time these efforts may work to redress some systemic imbalances in the financial system and provide additional stability to the economy and markets.

Review Your Portfolio Allocations

In our view, the financial markets are likely to be in transition for some time as the government tackles financial reform, the global economy continues to recover, and political elections in the U.S. impact a variety of government policies. Now may be an opportune time to review your overall investment strategy and portfolio allocations with your financial advisor. Check to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your investment goals, stage of life, and attitude toward risk.

For up-to-date economic and market commentary from Calvert professionals, along with information on current Calvert sustainability initiatives, please visit our website,
www.calvert.com.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2010

sRI

Update

from the Calvert Sustainability Research Department

As the fallout from the financial crisis continues to prove, responsible management of environmental, social, and governance (ESG) factors isn’t just “nice to do”—it’s essential to keeping our companies and our economy healthy and strong. Therefore, Calvert continues to work hard to ensure that you have a say in charting new paths to a more prosperous future.

Shareholder Advocacy

For the 2010 proxy season, Calvert filed a record 45 resolutions—including 30 as the lead filer. Issues covered by the resolutions focused on climate change, board and employee diversity, executive compensation, sustainability reporting, and political contributions. Thus far, we have negotiated 31 successful withdrawals after the companies have agreed to address our objectives.

The resolutions featured two new issues this year—climate change adaptation and board chair independence. Our resolutions on the first topic  asked Kroger and Dover Corporation to report on how each plans to assess and manage the business impacts of climate change. Dover management agreed, so the resolution was successfully withdrawn. At Kroger, the resolution received strong support with 40% of shareholders voting in favor of it.

The second new issue recommended that Chesapeake Energy and Eaton Corporation separate the Board of Directors Chair and CEO positions to strengthen the Board’s oversight of company management and accountability to shareholders (which is emerging as a corporate governance best practice). Both resolutions were successfully withdrawn after management agreed to appoint a Lead Independent Director.

Community Investments

Many of our Funds participate in Calvert’s High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1

The Foundation recently launched its Green Strategies to Fight Poverty™  investment initiative, which allows investors to target their Community Investment Note investments to organizations and projects that both fight poverty and protect the environment.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues.  CSIF Equity Portfolio has invested in Marrone Bio Innovations, which uses bio-based systems to control pests and weeds and recently received emergency-use approval from the EPA to sell its new invasive mussel control system in certain areas of the western U.S. The company also submitted a second organic herbicide product, for use on both organic and industrial farms, for approval to the EPA.

Calvert Large Cap Growth Fund invested in the Berkeley Renewable Energy Asia Fund, which brings power to areas of the world without access to a central power grid. Led by a management team with a long history in the industry, Berkeley mitigates construction risk by helping communities build the plants and then selling them to a service provider once they’re up and running.2

1.             As of September 30, 2010, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced Portfolio 0.94%, CSIF Bond Portfolio 0.34%, CSIF Equity Portfolio 0.52%, Calvert Capital Accumulation Fund 1.29%, Calvert World Values International Equity Fund 1.19%, Calvert New Vision Small Cap Fund 0.78%, and Calvert Large Cap Growth Fund 0.56%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation’s Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2. As of September 30, 2010, Marrone Bio Innovations represented 0.05% of CSIF Equity Portfolio; Berkeley Renewable Energy Asia Fund represented 0.002% of Calvert Large Cap Growth Fund. All holdings are subject to change without notice.

As of September 30, 2010, the following companies represented the following percentages of Fund net assets: Kroger represented 0% of all Calvert SRI funds. Dover Corporation represented 0.15% of Calvert Social Index Fund. Chesapeake Energy represented 0.22% of CSIF Balanced Portfolio, 0.79% of CSIF Bond Portfolio, and 0.22% of Calvert Social Index Fund. Eaton Corporation represented 0.52% of CSIF Enhanced Equity Portfolio and 0.20% of Calvert Social Index Fund. All holdings are subject to change without notice.

calvert International

Opportunities fund

September 30, 2010

Investment Performance
(total return at NAV*)

	6 Months	12 Months
	Ended	Ended
	9/30/10	9/30/10
Class A	3.50%	9.04%
Class C	3.04%	8.06%
Class I	3.66%	9.42%
Class Y	3.53%	9.18%
MSCI EAFE Small Mid Cap Index	3.73%	7.06%
Lipper International Small/Mid-Cap Core Funds Average	5.37%	11.78%
	% of Total
Economic Sectors	Investments
Consumer Discretionary	25.9%
Consumer Staples	8.4%
Energy	2.4%
Financials	7.8%
Government	3.8%
Health Care	7.3%
Industrials	22.2%
Information Technology	7.8%
Materials	7.6%
Utilities	6.8%
Total	100%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

Portfolio Management Discussion

Sophie Horsfall

of F&C Management Limited

Performance

Calvert International Opportunities Fund A shares (at NAV) rose 9.04% over the 12-month period ended September 30, 2010, while the Morgan Stanley Capital International Europe Australasia Far East Small Mid Index (MSCI EAFE SMID) returned 7.06% for the same period. Strong stock selection drove the Fund to outperform its benchmark

Investment Climate

This past year saw a return of economic growth and risk appetite that prompted a strong rally in the world’s stock markets. Despite some significant setbacks along the way--including China’s attempts to slow its economic growth and a significant sovereign debt crisis in the euro-zone--equities found support primarily on the back of company earnings, which provided the mainstay of gains.

European equities rallied in the first half of the period thanks to brighter leading economic indicators, robust company earnings, and confirmation that the euro-zone had officially exited recession. However, European markets took a knock in April and May 2010 following credit-rating downgrades for Greece and Portugal. The European Union and International Monetary Fund came to the rescue with a joint 750 billion euro bailout package and the troubled countries implemented austerity measures to restrain their spending, which triggered concerns that growth would be severely curtailed.

Among “core” European economies, Germany led the way for growth as its exporters took advantage of strong Asian demand and a weak euro. Despite the lagging economies in both Europe and the U.S., the Bank of England’s aggressive interest rate cuts and injections of rescue funds through a policy of “quantitative easing” did much to restore confidence and helped the U.K. market perform well.  However, government finances were less helpful, and slowdowns in manufacturing growth and the country’s housing market underlined the fragility of its recovery.

U.S. stocks overall staged a healthy recovery as the economy emerged from its deepest recession in decades. Historically low interest rates, billions of dollars of fiscal stimulus, and imaginative efforts such as the “cash for clunkers” new car subsidy program helped revive activity. As a result, U.S. economic growth was ahead of other developed markets for most of the year. However, housing and job  markets were a blight on the landscape; given their importance to the U.S. economy, this significantly undermined investor sentiment in the final months of the reporting period.

Sharp interest rate cuts and new economic stimulus packages forged a strong recovery in the Asia-Pacific region during the reporting period.  Investors’ expectations that Asia would outstrip developed markets’ growth sparked a strong rally in the region’s equities--with the exception of Japan, where a strong yen and more brittle domestic recovery reined in performance.

As the region’s primary engine of demand, China was a notable positive influence.  However, later in the reporting period, China’s steps to moderate its economic expansion triggered investors’ fears of more widespread rate hikes, and regional market gains became more measured.

In the third quarter of 2010, concerns emerged that the developed economies would slip back into recession and that these governments may have to  re-introduce “quantitative easing” to combat a possible stalling of growth. These fears pushed government bond yields to new lows. However, global equities were buoyant and ended the quarter at a five-month high. Encouraging growth data from emerging markets, robust corporate profits, and further moves to shore up the global financial system all boosted confidence as the period drew to a close.

Portfolio Strategy

Stock selection was the major driver of the Fund’s outperformance, although sector and region selection contributed to performance as well.

Regionally, our underweight to Japan and overweight to North America were positive. A 7% relative overweight to emerging markets was a small performance detractor, as risk averse local markets drove these premium markets to underperform in the second quarter of 2010. Yet, within emerging markets, our overweight stance in Brazil, Mexico, and the Philippines and sector selection--particularly our overweights to Health Care and Consumer Staples-- contributed to the Fund’s performance as well.

A large underweight to Financials (9%) continued to benefit the Fund, as economic and regulatory headwinds once again prevailed for this beleaguered sector. However, stock selection within Financials has been strong, and our focus on sustainable finance paid dividends. In fact, our position in microfinance company Banco Compartamos bucked sector trends and returned 78% over the period.1

Elsewhere, our slight underweight to Energy due to the Fund’s environmental social, and governance (ESG) criteria was a small negative. But stock selection was particularly strong here as well, and we  focused on transitional fuels such as coal seam methane. BG and PetroChina acquired our main Energy-sector exposure, Australia’s Arrow Energy, at a 50% premium. In addition, its spin-out of international assets, Dart Energy, has returned more than 50% since July.

During the year, we sold off stocks in regions where the sovereign debt crisis posed a significant risk to company earnings. We also exited Spain’s Gamesa as the sovereign debt crisis heightened concerns about the outlook for wind power and capital spending.

After very strong performance, we increased the cyclical nature of the portfolio, increasing exposure to retail and industrial names--a shift from the more  defensive positioning we had established.

Outlook

We continue to maintain a barbell strategy of owning defensive growth stocks within Health Care services and having an overweight to cyclical companies within Industrials and Information Technology. Productivity increases, low wage growth and interest rates, and a recovery in exports and capital investment all bode well for general growth prospects.

Uncertainty about euro-zone sovereign debt issues is diminishing, and we believe fears about economic growth and deflation for the region are overplayed. On the other hand, economic data in the U.S. continues to disappoint. We prefer emerging markets, which have attractive growth and less economic risk than developed markets.

Overall, we continue to target companies we feel have reasonable valuations, solid long-term growth prospects, and the ability to make the most of the economic recovery.

October 2010

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of September 30, 2010, the following companies represented the following percentages of Fund net assets: Banco Compartamos 2.21%, BG 0%, PetroChina 0%, Arrow Energy 0%, Dart Energy 1.36%, and Gamesa 0%.  All holdings are subject to change without notice.

calvert International

Opportunities fund

September 30, 2010

Ten Largest	% of Net
Stock Holdings	Assets
Informa plc	2.5%
Vallourec SA	2.5%
Adidas AG	2.5%
Benesse Holdings, Inc.	2.5%
PPR SA	2.3%
Marks & Spencer Group plc	2.3%
FirstGroup plc	2.2%
Shimano, Inc.	2.2%
Oriflame Cosmetics SA (SDR)	2.2%
Banco Compartamos SA de CV	2.2%
Total	23.4%

calvert International

Opportunities fund

September 30, 2010

Average Annual Total Returns

Class A Shares	(with max. load)
One year	3.84%
Since inception (5/31/2007)	-6.65%

Class C Shares	(with max. load)
One year	7.06%
Since inception (7/31/2007)	-5.78%

Class I Shares
One year	9.42%
Since inception (5/31/2007)	-4.86%

Class Y Shares*
One year	9.18%
Since inception (5/31/2007)	-5.18%

*Calvert International Opportunities Fund first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and I shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends.  The result is compared with benchmarks that include a broad based market index and a Lipper peer group average.  Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.  The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com.  The gross expense ratio from the current prospectus for Class A shares is 2.70%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.  Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 to September 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/10	9/30/10	4/1/10 - 9/30/10

Class A
Actual	$1,000.00	$1,035.00	$8.47
Hypothetical	$1,000.00	$1,016.75	$8.39
(5% return per
year before expenses)

Class C
Actual	$1,000.00	$1,030.40	$12.72
Hypothetical	$1,000.00	$1,012.53	$12.61
(5% return per
year before expenses)

Class I
Actual	$1,000.00	$1,036.60	$6.13
Hypothetical	$1,000.00	$1,019.05	$6.07
(5% return per
year before expenses)

Class Y
Actual	$1,000.00	$1,035.30	$7.19
Hypothetical	$1,000.00	$1,018.00	$7.13
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.66%, 2.50%, 1.20% and 1.41% for Class A, Class C , Class I and Class Y respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

report of Independent registered public accounting firm

The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert International Opportunities Fund:

We have audited the accompanying statement of net assets of Calvert International Opportunities Fund (the Fund), a series of the Calvert World Values Fund, Inc., as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from May 31, 2007 (inception) through September 30, 2007.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with custodians and brokers or other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert International Opportunities Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from May 31, 2007 (inception) through September 30, 2007, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
November 24, 2010

STATEMENT OF NET ASSETS

september 30, 2010

Equity Securities - 94.9%	Shares	Value
Australia - 8.6%
BlueScope Steel Ltd.	217,229	$460,651
Computershare Ltd.	76,018	714,419
Dart Energy Ltd.*	440,749	501,309
QBE Insurance Group Ltd.	35,706	594,038
Ramsay Health Care Ltd.	28,638	424,552
Sims Metal Management Ltd.	27,843	473,420
		3,168,389

Brazil - 3.7%
Anhanguera Educacional Participacoes SA	25,300	447,356
Diagnosticos da America SA	29,700	356,988
Itau Unibanco Holding SA (ADR)	11,811	285,590
Tractebel Energia SA	17,300	258,093
		1,348,027

Canada - 1.3%
Shoppers Drug Mart Corp.	12,188	473,455

Finland - 1.0%
Lassila & Tikanoja Oyj	19,430	367,041

France - 10.4%
Cap Gemini SA	13,485	674,897
Nexans SA	7,845	569,309
PPR SA	5,352	864,348
Publicis Groupe	16,500	781,810
Vallourec SA	9,418	933,354
		3,823,718

Germany - 5.3%
Adidas AG	15,098	932,416
Rhoen Klinikum AG	22,546	496,274
SMA Solar Technology AG	4,938	544,172
		1,972,862

Japan - 22.0%
Asahi Glass Co. Ltd.	47,000	478,777
Benesse Holdings, Inc.	19,100	919,105
Daiwa House Industry Co. Ltd.	20,000	201,101
Kubota Corp.	63,000	576,155
Kurita Water Industries Ltd.	25,600	710,022
Nikon Corp.	32,900	609,638
Ricoh Co. Ltd.	54,000	760,809
Sharp Corp.	25,000	248,683
Shimano, Inc.	15,500	820,086
Shiseido Co. Ltd.	35,000	785,133
Sumitomo Chemical Co. Ltd.	89,000	389,921

Equity Securities - Cont’d	Shares	Value
Japan - Cont’d
USS Co. Ltd.	9,400	$701,006
Yamada Denki Co. Ltd.	8,590	532,633
Yamatake Corp.	16,000	400,479
		8,133,548

Luxembourg - 2.2%
Oriflame Cosmetics SA (SDR)	12,800	819,132

Mexico - 3.2%
Banco Compartamos SA de CV	127,988	813,316
Urbi Desarrollos Urbanos SA de CV*	176,647	369,139
		1,182,455

Netherlands - 3.1%
QIAGEN NV*	27,029	482,468
TNT NV	24,489	656,442
		1,138,910

Norway - 2.1%
ProSafe SE	59,880	367,836
Tomra Systems ASA	69,700	413,738
		781,574

Philippines - 0.5%
Manila Water Co., Inc.	452,000	195,487

Singapore - 3.4%
ComfortDelgro Corp. Ltd.	415,000	479,186
Hyflux Ltd.	326,000	770,176
		1,249,362

Spain - 1.3%
Ebro Foods SA	23,909	477,013

Sweden - 1.7%
Svenska Cellulosa AB, Series B	42,478	643,345

Switzerland - 0.4%
Adecco SA	2,843	148,838

United Kingdom - 15.4%
Associated British Foods plc	30,564	504,298
Eaga plc	230,519	407,906
FirstGroup plc	143,959	821,500
Informa plc	142,302	937,611
Legal & General Group plc	293,261	477,415
Marks & Spencer Group plc	140,162	855,609
Severn Trent plc	27,486	566,781
United Utilities Group plc	55,169	497,223
Wolseley plc*	24,131	606,911
		5,675,254

Equity Securities - Cont’d	Shares	Value
United States - 9.3%
AGCO Corp.*	12,106	$472,255
Air Products & Chemicals, Inc.	3,336	276,287
Calgon Carbon Corp.*	22,784	330,368
DaVita, Inc.*	8,981	619,958
Informatica Corp.*	7,542	289,688
IntercontinentalExchange, Inc.*	4,698	491,975
Mednax, Inc.*	5,182	276,201
Ormat Technologies, Inc.	6,341	184,967
STR Holdings, Inc.*	8,737	188,195
Towers Watson & Co.	6,399	314,703
		3,444,597

Total Equity Securities (Cost $30,762,359)		35,043,007

U.S. Government Agencies	Principal
and Instrumentalities - 3.8%	Amount
Federal Home Loan Bank Discount Notes, 10/1/10	$1,400,000	1,400,000

Total U.S. Government Agencies
And Instrumentalities (Cost $1,400,000)		1,400,000

TOTAL INVESTMENTS (Cost $32,162,359) - 98.7%		36,443,007
Other assets and liabilities, net - 1.3%		497,071
Net Assets - 100%		$36,940,078

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with
250,000,000 shares of $.01 par value shares authorized:
Class A: 2,419,325 shares outstanding		$31,357,747
Class C: 142,955 shares outstanding		1,750,008
Class I: 344,207 shares outstanding		4,854,503
Class Y: 80,572 shares outstanding		849,062
Undistributed net investment income		107,492
Accumulated net realized gain (loss) on investments and foreign
currency transactions		(6,267,739)
Net unrealized appreciation (depreciation) on investments, foreign currencies and
assets and liabilities denominated in foreign currencies		4,289,005
Net Assets		$36,940,078
Net Asset Value Per Share
Class A (based on net assets of $30,061,504)		$12.43
Class C (based on net assets of $1,743,825)		$12.20
Class I (based on net assets of $4,190,379)		$12.17
Class Y (based on net assets of $944,370)		$11.72

* Non-income producing security.

Abbreviations:

ADR: American Depositary Receipts

SDR: Swedish Depositary Receipts

See notes to financial statements.

Statement of Operations
year ended september 30, 2010

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $48,604)	$655,140
Interest income	567
Total investment income	655,707

Expenses:
Investment advisory fee	244,345
Transfer agency fees and expenses	95,315
Distribution Plan expenses:
Class A	62,700
Class C	12,906
Directors’ fees and expenses	3,836
Administrative fees	99,304
Accounting fees	4,891
Custodian fees	84,600
Registration fees	43,835
Reports to shareholders	23,435
Professional fees	22,445
Miscellaneous	4,218
Total expenses	701,830
Reimbursement from Advisor:
Class A	(151,594)
Class C	(17,739)
Class I	(20,176)
Class Y	(12,405)
Fees paid indirectly	(467)
Net expenses	499,449

Net Investment Income	156,258

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	989,983
Foreign currency transactions	(48,765)
941,218

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	1,794,400
Assets and liabilities denominated in foreign currencies	1,985
1,796,385

Net Realized and Unrealized Gain (Loss)	2,737,603

Increase (Decrease) in Net Assets
Resulting From Operations	$2,893,861

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income	$156,258	$123,348
Net realized gain (loss)	941,218	(7,075,566)
Change in unrealized appreciation or (depreciation)	1,796,385	8,121,142

Increase (Decrease) in Net Assets
Resulting from Operations	2,893,861	1,168,924

Distributions to shareholders from:
Net investment income:
Class A shares	—	(87,441)
Class I shares	(64,681)	(72,687)
Class Y shares	(8,846)	—
Net realized gain:
Class A shares	—	(6,794)
Class C shares	—	(227)
Class I shares	—	(1,532)
Total distributions	(73,527)	(168,681)

Capital share transactions:
Shares sold:
Class A shares	11,583,422	9,603,294
Class C shares	999,261	312,777
Class I shares	522,238	960,798
Class Y shares	968,455	107,900
Reinvestment of distributions:
Class A shares	—	87,637
Class C shares	—	154
Class I shares	64,681	74,220
Class Y shares	8,846	—
Redemption fees:
Class A shares	166	1,918
Class C shares	40	495
Shares redeemed:
Class A shares	(5,203,155)	(5,951,385)
Class C shares	(195,764)	(143,120)
Class I shares	(397,915)	(912,018)
Class Y shares	(206,139)	(30,000)
Total capital share transactions	8,144,136	4,112,670

Total Increase (Decrease) in Net Assets	10,964,470	5,112,913

Net Assets
Beginning of year	25,975,608	20,862,695
End of year (including undistributed net investment
income of $107,492 and $73,526, respectively)	$36,940,078	$25,975,608

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2010	2009
Shares sold:
Class A shares	998,916	1,083,297
Class C shares	87,604	34,401
Class I shares	45,909	108,850
Class Y shares	89,345	12,347
Reinvestment of distributions:
Class A shares	—	10,732
Class C shares	—	20
Class I shares	5,709	9,167
Class Y shares	809	—
Shares redeemed:
Class A shares	(449,789)	(676,505)
Class C shares	(17,578)	(15,911)
Class I shares	(35,362)	(95,222)
Class Y shares	(19,331)	(2,598)
Total capital share activity	706,232	468,578

See notes to financial statements.

Notes to Financial Statements

Note A — Significant Accounting Policies

General:  The Calvert International Opportunities Fund (the “Fund”), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Effective October 31, 2008, the Fund began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund’s net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2010, no securities were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.  For additional information on the Fund’s policy regarding valuation of investments, please refer to the Fund’s most recent prospectus.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2010:

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$35,043,007	-	-	$35,043,007
U.S. government obligations	-	$1,400,000	-	1,400,000
TOTAL	$35,043,007	$1,400,000	-	$36,443,007

* For further breakdown of equity securities by country, please refer to the Statement of Net Assets.

Repurchase Agreements:  The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in
U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined  in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements:  The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010.  At this time, management is evaluating the implications of ASU No. 2010-06 disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures and its impact on the financial statements has not been determined.

Note B — Related Party Transactions

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .80% of the average daily net assets. Under the terms of the agreement, $23,141 was payable at year end. In addition, $6,970 was payable at year end for operating expenses paid by the Advisor during September 2010.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011. The contractual expense cap is 1.66% for Class A, 2.50% for Class C, 1.20% for Class I, and 1.41% for Class Y. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A, Class C, and Class Y shares and .15% for Class I shares, based on their average daily net assets. Under the terms of the agreement, $9,459 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund’s average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund’s average daily net assets of Class A and Class C, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $7,220 was payable at year end.

The Distributor received $17,328 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2010.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $14,990 for the year ended September 30, 2010. Under the terms of the agreement, $1,498 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Directors fees are allocated to each of the Funds served.

Note C — Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $19,775,961 and $12,903,085, respectively.

Capital Loss Carryforwards
Expiration Date
30-Sep-17$1,330,630
30-Sep-18	4,754,491

Capital losses may be utilized to offset future capital gains until expiration.

The Fund intends to elect to defer net capital losses of $12,120 incurred from November 1, 2009 though September 30, 2010 and treat them as arising in the fiscal year ending September 30, 2011.

The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary income	$73,527	$168,681
Total	$73,527	$168,681

As of September 30, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$5,011,181
Unrealized (depreciation)	(901,030)
Net unrealized appreciation/(depreciation)	$4,110,151
Undistributed ordinary income	$107,492
Capital loss carryforward	($6,085,121)
Federal income tax cost of investments	$32,332,856

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales and the deferral of post October losses.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for the Fund are due to foreign currency transactions.

Undistributed net investment income	($48,765)
Accumulated net realized gain (loss)	48,765

Note D — Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the year ended September 30, 2010.

Note E – Subsequent Events

In preparing the financial statements as of September 30, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Notice to Shareholders (Unaudited)

For the year ended September 30, 2010, in order to meet certain requirements of the Internal Revenue Code, the Fund designates 100% of the ordinary dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code. It also designates $.23 per share as income derived from foreign sources and $.02 per share as foreign taxes.

Additional information will be provided to shareholders in January 2011 for use in preparing 2010 income tax returns.

Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2010 (z)	2009 (z)
Net asset value, beginning	$11.40	$11.50
Income from investment operations:
Net investment income	.06	.06
Net realized and unrealized gain (loss)	.97	(.10)
Total from investment operations	1.03	(.04)
Distributions from:
Net investment income	—	(.06)
Net realized gain	—	**
Total from distributions	—	(.06)
Total increase (decrease) in net asset value	1.03	(.10)
Net asset value, ending	$12.43	$11.40

Total return*	9.04%	(.16%)
Ratios to average net assets: A
Net investment income	.48%	.63%
Total expenses	2.27%	2.70%
Expenses before offsets	1.66%	1.67%
Net expenses	1.66%	1.67%
Portfolio turnover	44%	98%
Net assets, ending (in thousands)	$30,062	$21,328

	Periods Ended
	September 30,	September 30,
Class A Shares	2008 (z)	2007# (z)
Net asset value, beginning	$15.32	$15.00
Income from investment operations:
Net investment income	.17	.02
Net realized and unrealized gain (loss)	(3.99)	.30
Total from investment operations	(3.82)	.32
Total increase (decrease) in net asset value	(3.82)	.32
Net asset value, ending	$11.50	$15.32

Total return*	(24.93%)	2.13%
Ratios to average net assets: A
Net investment income	1.22%	.50% (a)
Total expenses	2.81%	7.82% (a)
Expenses before offsets	1.68%	1.74% (a)
Net expenses	1.66%	1.66% (a)
Portfolio turnover	29%	2%
Net assets, ending (in thousands)	$16,710	$5,678

See notes to financial highlights.

Financial Highlights

	Years Ended
	September 30,	September 30,
Class C Shares	2010 (z)	2009 (z)
Net asset value, beginning	$11.29	$11.39
Income from investment operations:
Net investment income (loss)	(.03)	(.02)
Net realized and unrealized gain (loss)	.94	(.08)
Total from investment operations	.91	(.10)
Distributions from:
Net realized gain	—	**
Total from distributions	—	**
Total increase (decrease) in net asset value	.91	(.10)
Net asset value, ending	$12.20	$11.29

Total return*	8.06%	(0.82%)
Ratios to average net assets: A
Net investment income (loss)	(.25%)	(.19%)
Total expenses	3.88%	5.38%
Expenses before offsets	2.50%	2.51%
Net expenses	2.50%	2.51%
Portfolio turnover	44%	98%
Net assets, ending (in thousands)	$1,744	$823

	Periods Ended
	September 30,	September 30,
Class C Shares	2008 (z)	2007 ##(z)
Net asset value, beginning	$15.30	$14.74
Income from investment operations
Net investment income	.09	.01
Net realized and unrealized gain (loss)	(4.00)	.55
Total from investment operations	(3.91)	.56
Total increase (decrease) in net asset value	(3.91)	.56
Net asset value, ending	$11.39	$15.30

Total return*	(25.56%)	3.80%
Ratios to average net assets: A
Net investment income	.67%	1.14% (a)
Total expenses	7.55%	66.65% (a)
Expenses before offsets	2.52%	2.58% (a)
Net expenses	2.50%	2.50% (a)
Portfolio turnover	29%	1%
Net assets, ending (in thousands)	$620	$140

See notes to financial highlights.

Financial Highlights

	Years Ended
	September 30,	September 30,
Class I Shares	2010 (z)	2009 (z)
Net asset value, beginning	$11.32	$11.58
Income from investment operations:
Net investment income	.10	.09
Net realized and unrealized gain (loss)	.95	(.14)
Total from investment operations	1.05	(.05)
Distributions from:
Net investment income	(.20)	(.21)
Net realized gain	—	**
Total from distributions	(.20)	(.21)
Total increase (decrease) in net asset value	.85	(.26)
Net asset value, ending	$12.17	$11.32

Total return*	9.42%	.26%
Ratios to average net assets: A
Net investment income	.90%	1.03%
Total expenses	1.73%	2.11%
Expenses before offsets	1.20%	1.21%
Net expenses	1.20%	1.21%
Portfolio turnover	44%	98%
Net assets, ending (in thousands)	$4,190	$3,712

	Periods Ended
	September 30,	September 30,
Class I Shares	2008 (z)	2007 #(z)
Net asset value, beginning	$15.35	$15.00
Income from investment operations:
Net investment income	.25	.04
Net realized and unrealized gain (loss)	(4.02)	.31
Total from investment operations	(3.77)	.35
Total increase (decrease) in net asset value	(3.77)	.35
Net asset value, ending	$11.58	$15.35

Total return*	(24.56%)	2.33%
Ratios to average net assets: A
Net investment income	1.72%	.78% (a)
Total expenses	2.26%	7.47% (a)
Expenses before offsets	1.22%	1.28% (a)
Net expenses	1.20%	1.20% (a)
Portfolio turnover	29%	2%
Net assets, ending (in thousands)	$3,533	$3,075

See notes to financial highlights.

Financial Highlights

	Periods Ended
	September 30,	September 30,
Class Y Shares	2010 (z)	2009###(z)
Net asset value, beginning	$11.50	$8.67
Income from investment operations:
Net investment income	.10	.13
Net realized and unrealized gain (loss)	.90	2.70
Total from investment operations	1.00	2.83
Distributions from:
Net investment income	(.78)	—
Net realized gain	—	**
Total from distributions	(.78)	**
Total increase (decrease) in net asset value	.22	2.83
Net asset value, ending	$11.72	$11.50

Total return*	9.18%	32.71%
Ratios to average net assets: A
Net investment income	.96%	1.56% (a)
Total expenses	4.73%	21.67% (a)
Expenses before offsets	1.41%	1.42% (a)
Net expenses	1.41%	1.41% (a)
Portfolio turnover	44%	90%
Net assets, ending (in thousands)	$944	$112

See notes to financial highlights.

A   Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense off set arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

#   From May 31, 2007 inception.

## From July 31, 2007 inception.

### From October 31, 2008 inception.

*   Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

**  Less than $0.01 per share.

(a)       Annualized.

(z)       Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund’s expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods.  Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information.  The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745,  by visiting the Calvert website at www.calvert.com;  or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table

				# of Calvert Portfolios Overseen	Other Directorships
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 61	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national nonprofit, First People’s Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People’s Worldwide is the only American Indian alternative development institute in the country.	17	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 62	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29	None
JOHN G. GUFFEY, JR. AGE: 62	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 47	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	17	• Bridgeway Funds (14)

JOY V. JONES AGE:60	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney.	17	• Director, Conduit Street Restaurants Limited
TERRENCE J. MOLLNER, Ed.D. AGE: 65	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider in Amherst, MA.	17	• Calvert Social Investment Foundation • Ben & Jerry's Homemade, Inc. • ArtNOW, Inc. • Yourolivebranch.org
SYDNEY AMARA MORRIS AGE: 61	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	17	None

INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 58	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	51	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
D. WAYNE SILBY, Esq. AGE: 62	Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Giving Assets, Inc. • Studio School Fund • Syntao.com China • The Ice Organization
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group, Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.

IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
PATRICK FAUL AGE: 45	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. (“CAMCO”) since 2008, and Head of Credit Research for CAMCO since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008) for CAMCO.

TRACI L. GOLDT AGE: 36	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 45	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 54	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc. and Chief Investment Officer – Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 63	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice resident	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer -Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER CPA AGE: 58	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.

MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Calvert Administrative Services Company.

The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS,

330 West 9th Street

Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Calvert

International

Opportunities fund

Calvert’s Family of Funds

Tax-Exempt Money
Market Funds

CTFR Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Municipal Funds

Calvert Tax-Free Bond Fund

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Long-Term Income Fund

Ultra-Short Income Fund

Government Fund

Short-Term Government Fund

High Yield Bond Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Calvert Large Cap Value Fund

Calvert Social Index Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

Small Cap Value Fund

Mid Cap Value Fund

Global Alternative Energy Fund

Global Water Fund

International Opportunities Fund

Balanced and Asset

Allocation Funds

CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper, III., an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 9/30/10		Fiscal Year ended 9/30/09
	$	%*	$	% *

(a) Audit Fees	$54,285		$50,600
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$8,993	0%	$8,530	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$63,278	0%	$59,130	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority to the Audit Committee Chair with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/10		Fiscal Year ended 9/30/09
$	%*	$	% *
$11,000	0%*	$26,000	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)    This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   A copy of the Registrant’s Code of Ethics.

            Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT WORLD VALUES FUND, INC.

By: /s/  Barbara J. Krumsiek

Barbara J. Krumsiek

President -- Principal Executive Officer

Date: December 01, 2010

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/  Barbara J. Krumsiek

Barbara J. Krumsiek

President -- Principal Executive Officer

Date: December 01, 2010

/s/  Ronald M. Wolfsheimer

Ronald M. Wolfsheimer

Treasurer -- Principal Financial Officer

Date: December 01, 2010